Exhibit 10.2

EXECUTION COPY

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

Dated as of July 15, 2009

From

THE GRANTORS REFERRED TO HEREIN

as Grantors

to

BANK OF AMERICA, N.A.

as Administrative Agent and Co-Collateral Agent

EXECUTION COPY

Table of Contents

		Page

Article I

DEFINITIONS

Section 1.1.	Terms Defined in Credit Agreement	5

Section 1.2.	Terms Defined in UCC	6

Section 1.3.	Definitions of Certain Terms Used Herein	6

Article II

GRANT OF SECURITY INTEREST

Article III

REPRESENTATIONS AND WARRANTIES

Section 3.1.	Title, Perfection and Priority	13

Section 3.2.	Type and Jurisdiction of Organization, Organizational and Identification Numbers	13

Section 3.3.	Principal Location	13

Section 3.4.	Collateral Locations	13

Section 3.5.	Bailees, Warehousemen, Etc.	13

Section 3.6.	Exact Names	14

Section 3.7.	Letter-of-Credit Rights and Chattel Paper	14

Section 3.8.	Accounts and Chattel Paper	14

Section 3.9.	Inventory	15

Section 3.10.	Intellectual Property	15

Section 3.11.	No Financing Statements Security Agreements	15

Section 3.12.	Pledged Collateral	15

Section 7.20.	Indemnity	35

Section 7.21.	Counterparts	35

Section 7.22.	INTERCREDITOR AGREEMENT GOVERNS	35

Section 7.23.	Delivery of Collateral	36

Section 7.24.	Mortgages	36

Section 7.25.	Acknowledgement of Agent	36

Article VIII

NOTICES

Section 8.1.	Sending Notices	37

Section 8.2.	Change in Address for Notices	37

Article IX

THE AGENT

EXHIBITS:

Exhibit A —	Location, Chief Executive Office, Type of Organization, Jurisdiction of Organization and Organizational Identification Number
Exhibit B —	Bailees, Warehousemen and Third Party Possessors of Collateral
Exhibit C —	Letter of Credit Rights and Chattel Paper
Exhibit D —	Intellectual Property
Exhibit E —	Commercial Tort Claims
Exhibit F —	Pledged Collateral
Exhibit G —	UCC Filing Offices
Exhibit H —	Form of Security Agreement Amendment
Exhibit I —	Form of Perfection Certificate
Exhibit J —	Subsidiary Parties
Exhibit K —	Form of Collateral Access Agreement
Exhibit L —	Form of Joinder

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

THIS AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (as it may be amended or modified from time to time, this “Security Agreement”) is entered into as of July 15, 2009 by and among Neiman Marcus, Inc., a Delaware corporation (“Holdings”), The Neiman Marcus Group, Inc., a Delaware corporation (the “Company”), the Subsidiary Parties (as defined below) from time to time party hereto and Bank of America, N.A., in its capacity as administrative agent and co-collateral agent for the lenders party to the Credit Agreement referred to below (in such capacities, the “Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Company, the other Loan Parties, the Revolving Lenders party thereto, Deutsche Bank Trust Company Americas, as administrative agent and collateral agent (the “Existing Agent”), and the other parties thereto entered into that certain Credit Agreement dated as of October 6, 2005 (as amended prior to the date hereto, the “Existing Credit Agreement”); and

WHEREAS, in connection with the Existing Credit Agreement, Holdings, the Company, the Subsidiary Parties party thereto and the Existing Agent entered into that certain Pledge and Security Agreement dated as of October 6, 2005 (as amended prior to the date hereto, the “Original Security Agreement”); and

WHEREAS, the Loan Parties, the Agent, the Co-Collateral Agents and the Lenders are entering into an Amended and Restated Credit Agreement dated as of the date hereof which amends and restates the Existing Credit Agreement and provides for loans in an aggregate principal amount of up to $600,000,000 outstanding at any time (subject to increase as provided therein) (as it may be further amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Grantors are entering into this Amended and Restated Pledge and Security Agreement for the purpose of amending and restating the Original Security Agreement and in order to induce the Lenders to enter into and extend credit to the Borrowers under the Credit Agreement and to secure the Secured Obligations, including in the case of each Grantor that is a Loan Guarantor, its obligations under the Loan Guaranty.

ACCORDINGLY, the parties hereto agree that the Existing Security Agreement is amended and restated in full as follows:

ARTICLE I

DEFINITIONS

Section 1.1.            Terms Defined in Credit Agreement.  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

Section 1.2.            Terms Defined in UCC.  Terms defined in the UCC that are not otherwise defined in this Security Agreement or the Credit Agreement are used herein as defined in the UCC.

Section 1.3.            Definitions of Certain Terms Used Herein.  As used in this Security Agreement, in addition to the terms defined in the preamble and Preliminary Statement above, the following terms shall have the following meanings:

“Account” shall have the meaning set forth in Article 9 of the UCC.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Borrower” means any of the Company, each Domestic Subsidiary party hereto as of the date hereof as a Borrower and each other Domestic Subsidiary of the Company that becomes a Borrower pursuant to Section 5.11(a) of the Credit Agreement.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Collateral” shall have the meaning set forth in Article II.

“Collateral Access Agreement” means a landlord waiver or other agreement, substantially in the form attached hereto as Exhibit K or such other form as shall be reasonably satisfactory to the Agent, between the Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any premises where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, or otherwise modified from time to time.

“Collateral Report” means any certificate (including any Borrowing Base Certificate), report or other document delivered by any Grantor to the Agent with respect to the Collateral pursuant to any Loan Document.

“Commercial Tort Claim” shall have the meaning set forth in Article 9 of the UCC.

“Consignment Inventory” means any Inventory held by a Grantor on a consignment basis, which Inventory is not owned by a Grantor (and would not be reflected on a consolidated balance sheet of Borrower and its Subsidiaries prepared in accordance with GAAP).

“Consignment Proceeds” means any proceeds from the sale of any Consignment Inventory, solely to the extent that such proceeds are identifiable proceeds from the sale of Consignment Inventory and that the Company identifies such proceeds as such through a method of tracing reasonably satisfactory to the Agent.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Deposit Account” shall have the meaning set forth in Article 9 of the UCC.

“Document” shall have the meaning set forth in Article 9 of the UCC.

“Equipment” shall have the meaning set forth in Article 9 of the UCC.

“Excluded Assets” means

(a)           the Specified Credit Card Receivables, any Specified Credit Card Payments and any Specified In-Store Credit Card Payments;

(b)           more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary;

(c)           any Domestic Subsidiary that is taxed as a partnership for federal income tax purposes that holds Equity Interests of a Foreign Subsidiary whose Equity Interests are pledged pursuant to this Security Agreement;

(d)           any Margin Stock;

(e)           Equity Interests in Willow Bend Beverage Corporation;

(f)            any intercompany Indebtedness of (i) the Company or any Subsidiary that is a Loan Party owing to a Subsidiary that is a Loan Party, (ii) a Subsidiary that is a Loan Party owing to the Company or (iii) any subsidiary that is not a Loan Party owing to the Company or owing to a subsidiary that is a Loan Party (in the case of (iii), other than such Indebtedness that is Indebtedness for borrowed money and has a principal amount of $5,000,000 or more);

(g)           subject to Section 7.15(d), any Equity Interests to the extent that a pledge of such Equity Interests would give rise to additional subsidiary reporting requirements under Rule 3-10 or Rule 3-16 of Regulation S-X promulgated under the Exchange Act of 1934;

(h)           any Consignment Inventory and any Consignment Proceeds;

(i)            any Leased-Department Inventory and any Leased-Department Proceeds;

(j)            any leases, licenses, rights or other agreements contained within the Collateral to which any Grantor is a party or any of its rights or interests are subject thereto to the extent and solely to the extent that the proximate result of the grant of such security interest shall be to (1) constitute or result in the abandonment, invalidation or unenforceability of any right, title or interest in such Grantor therein, or (2) create a situation under which such Grantor shall be deemed to have breached or terminated pursuant to the terms of, or defaulted under, any such Collateral; and in each case under clauses (1) and (2) above such abandonment, invalidation, unenforceability, breach, termination or default would not be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles or equity; provided, however, that the Excluded Assets shall not include, and such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation, unenforceability, breach, termination or default shall be remedied or shall cease to exist and to the extent severable, shall attach immediately to, any portion of such lease, license, right or agreement that does not result in any of the consequences specified in (1) or (2) above; and

(k)           assets that are acquired by any Grantor with the proceeds of Indebtedness incurred pursuant to Section 6.01(e) and 6.01(f) of the Credit Agreement and that are subject to a purchase money Lien in favor of the lenders under such Indebtedness; provided, however, that the aggregate purchase price paid for the acquisition of such assets shall not exceed $75,000,000 in the aggregate.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Fixture” shall have the meaning set forth in Article 9 of the UCC.

“General Intangible” shall have the meaning set forth in Article 9 of the UCC.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Grantors” means Holdings, the Company and the Subsidiary Parties.

“Instrument” shall have the meaning set forth in Article 9 of the UCC.

“Intercreditor Agreement” means the Lien Subordination and Intercreditor Agreement dated as of October 6, 2005, among Holdings, the Company, the Subsidiaries from time to time party thereto, the Agent and the Term Loan Agent (as defined in the Intercreditor Agreement), as previously amended, as amended as of the date hereof, and as it may be further amended, modified or supplemented from time to time.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Leased-Department Inventory” means any Inventory relating to a leased department within one of the Grantors’ retail stores, which Inventory is not owned by a Grantor (and would not be reflected on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP).

“Leased-Department Proceeds” means any proceeds from the sale of any Leased-Department Inventory, solely to the extent that such proceeds are identifiable proceeds from the sale of Leased-Department Inventory and that the Company identifies such proceeds as such through a method of tracing reasonably satisfactory to the Agent.

“Letter-of-Credit Right” shall have the meaning set forth in Article 9 of the UCC.

“Licenses” means, with respect to any Grantor, all of such Grantor’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its owned (1) Patents, (2) Copyrights, or (3) Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to:  (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Perfection Certificate” means a certificate substantially in the form of Exhibit I completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Company.

“Pledged Collateral” means all Instruments, Securities and other Investment Property owned by any Grantor, other than any Instruments, Securities or Investment Property that is an Excluded Asset (for so long and to the extent it remains an Excluded Asset), whether or not physically delivered to the Agent pursuant to this Security Agreement; provided that the term Pledged Collateral shall in no event include any Credit Card Processor Accounts or the proceeds thereof.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money (other than the Specified Credit Card Receivables) that are General Intangibles or that are otherwise included as Collateral.

“Required Secured Parties” means (a) prior to the Discharge of Revolving Facility Obligations, (i) prior to an acceleration of the Revolving Facility Obligations under the Credit Agreement, the Required Lenders, (ii) after an acceleration of the Revolving Facility Obligations under the Credit Agreement but prior to the date upon which the Credit Agreement has terminated by its terms and all of the obligations thereunder have been paid in full, Revolving Lenders holding in the aggregate at least a majority of the total of the aggregate Revolving Exposure of all the Revolving Lenders, and (iii) after the Credit Agreement has terminated by its terms and after Payment in Full of all the Revolving Exposure thereunder (whether or not the

Revolving Facility Obligations under the Credit Agreement were ever accelerated), Revolving Lenders holding (or whose Affiliates are holding) in the aggregate at least a majority of the aggregate net Secured Swap Obligations and Banking Services Obligations then due and unpaid from the Grantors to the Revolving Lenders and their respective Affiliates under Swap Agreements or in respect of Banking Services, as determined by the Agent in its reasonable discretion and (b) after the Discharge of Revolving Facility Obligations, the Required Incremental Term Loan Lenders.

“Revolving Facility Mortgages” shall have the meaning set forth in the Intercreditor Agreement.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Secured Parties” means (a) the Lenders, (b) the Agent, (c) each Issuing Bank, (d) each counterparty to any Swap Agreement with a Loan Party the obligations under which constitute Secured Swap Obligations, (e) each Co-Collateral Agent, (f) the beneficiaries of each indemnification obligations undertaken by any Loan Party under any Loan Document, (g) each Person providing Banking Services which constitute Banking Services Obligations and (h) the successors and permitted assigns of each of the foregoing.

“Security” shall have the meaning set forth in Article 8 of the UCC.

“Specified Credit Card Receivables” means the Accounts, Documents and other rights or claims to receive money which are General Intangibles and that have been or from time to time are sold or otherwise transferred to (i) HSBC pursuant to the HSBC Arrangements or (ii) any third party pursuant to any Permitted Replacement Credit Card Program.

“Specified Credit Card Payments” means any payments by the holder of a private label credit card subject to any Permitted Replacement Credit Card Program to the issuer of such credit card that are made to a specified account of a Grantor prior to the transition of ownership of such account to the applicable third party in connection with the establishment of the applicable Permitted Replacement Credit Card Program.

“Specified In-Store Credit Card Payments” means any payments made in-person by customers in respect of private label credit cards subject to the HSBC Arrangements or any Permitted Replacement Credit Card Program in one of the Grantors’ retail stores, solely to the extent that such payments are identifiable payments from the holders of such private label credit cards and that the Company identifies such payments as such through a method of tracing reasonably satisfactory to the Agent.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest constituting Collateral and any right to receive earnings, in which such Grantor now has or hereafter acquires any right, issued by an issuer of such Equity Interest.

“Subsidiary Parties” means (a) the Subsidiaries identified on Exhibit J hereto, (b) NM Nevada Trust, a Massachusetts business trust, and (c) each other Domestic Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the date hereof, in accordance with Section 7.13 herein and Section 5.11 of the Credit Agreement.

“Supporting Obligation” shall have the meaning set forth in Article 9 of the UCC.

“Term Loan Agent” shall have the meaning set forth in the Intercreditor Agreement.

“Term Loan Obligations” shall have the meaning set forth in the Intercreditor Agreement.

“Term Loan First Lien Collateral Transition Date” shall have the meaning set forth in the Intercreditor Agreement.

“Term Loan Security Agreement” shall have the meaning set forth in the Intercreditor Agreement.

“Term Loan Security Documents” shall have the meaning set forth in the Intercreditor Agreement.

“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

GRANT OF SECURITY INTEREST

Each Grantor hereby pledges, assigns and grants to the Agent, on behalf of and for the ratable benefit of the Secured Parties, and to secure the prompt and complete payment and performance of all Secured Obligations, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and regardless of where located (all of which are collectively referred to as the “Collateral”), including:

(i)            all Accounts;

(ii)           all Chattel Paper;

(iii)          all Copyrights, Patents and Trademarks;

(iv)          all Documents;

(v)           all Equipment;

(vi)          all Fixtures;

(vii)         all General Intangibles;

(viii)        all Goods;

(ix)           all Instruments;

(x)            all Inventory;

(xi)           all Investment Property;

(xii)          all cash or cash equivalents;

(xiii)         all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xiv)        all Deposit Accounts with any bank or other financial institution;

(xv)         all Commercial Tort Claims as specified from time to time in Exhibit E; and

(xvi)        all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing.

Notwithstanding the foregoing or anything herein to the contrary, in no event shall the “Collateral” include or the security interest attach to any Excluded Asset.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Grantors, jointly and severally, represent and warrant to the Agent, for the benefit of the Secured Parties, that:

Section 3.1.            Title, Perfection and Priority.  Each Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to the Agent the security interest in such Collateral pursuant hereto.  This Agreement creates in favor of the Agent for the benefit of the Secured Parties a valid security interest in the Collateral granted by each Grantor.  No consent, approval, authorization, or other action by, and no giving of notice to or filing with, any Governmental Authority or any other Person is required for the grant of the security interest pursuant to this Security Agreement or for the exercise by the Agent of the rights provided for in this Security Agreement or the remedies in respect of the Collateral pursuant to this Security Agreement, except as have been obtained and are in full force and effect,  except for filings necessary to perfect Liens created pursuant to the Loan Documents (all of which have been timely made or otherwise provided for (including, where applicable, delivery to the Agent of documents to perfect Liens created pursuant to the Loan Documents)).  When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit G, the Agent will have a fully perfected first priority security interest in that Collateral in which a security interest may be perfected by filing under the Uniform Commercial Code in effect in the applicable jurisdiction, subject only to Liens permitted under Section 4.1(e) and to the terms of the Intercreditor Agreement.

Section 3.2.            Type and Jurisdiction of Organization, Organizational and Identification Numbers.  The type of entity of each Grantor, its jurisdiction of organization, the organizational number issued to it by its jurisdiction of organization and its federal employer identification number are set forth on Exhibit A.

Section 3.3.            Principal Location.  Each Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), is disclosed on Exhibit A.

Section 3.4.            Collateral Locations.  Each location where Collateral is located as of the date hereof (except for Inventory in transit) is listed on Exhibit A.  All of said locations are owned by a Grantor except for locations (i) that are leased by a Grantor as lessee and designated in Part III(b) of Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part III(c) of Exhibit A.

Section 3.5.            Bailees, Warehousemen, Etc.  Exhibit B hereto sets forth a list, as of the date hereof, of each bailee, warehouseman and other third party in possession or control of any Inventory of any Grantor (except for Inventory in transit) and specifies as to each bailee, warehouseman or other third party whether the value of the Inventory, at cost, possessed or controlled by such bailee, warehouseman or other third party exceeds $2,500,000.

Section 3.6.            Exact Names.  The name in which each Grantor has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization.  No Grantor has, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, except as disclosed in the Perfection Certificate.

Section 3.7.            Letter-of-Credit Rights and Chattel Paper.  Exhibit C lists all Letter-of-Credit Rights and Chattel Paper of each Grantor.  All actions necessary or desirable to protect and perfect the Agent’s Lien under the laws of the United States, on each item listed on Exhibit C (including the delivery of all originals as required hereunder) has been duly taken by each Grantor.  The Agent will have a fully perfected first priority security interest in the Collateral listed on Exhibit C, subject only to Liens permitted under Section 4.1(e) and to the terms of the Intercreditor Agreement.

Section 3.8.            Accounts and Chattel Paper.

(a)           The names of the obligors, amounts owing, due dates and other information with respect to each Grantor’s Accounts and Chattel Paper that are Collateral are and will be correctly stated, at the time furnished, in all records of such Grantor relating thereto and in all invoices and each Collateral Report with respect thereto furnished to the Agent by such Grantor from time to time.  The Company has provided the Agent with true and complete copies of the HSBC Agreements in effect on the date hereof.

(b)           With respect to Accounts that are not Excluded Assets, except as specifically disclosed on the most recent Collateral Report, (i) all such Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of the applicable Grantor’s business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and no Grantor has made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by a Grantor in the ordinary course of its business for prompt payment and disclosed to the Agent; (iii) to the knowledge of such Grantor, there are no facts, events or occurrences that in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Grantor’s books and records and any invoices, statements and the most recent Collateral Report with respect thereto; (iv) no Grantor has received any notice of proceedings or actions that are threatened or pending against any Account Debtor that might result in any material adverse change in such Account Debtor’s financial condition; and (v) no Grantor has knowledge that any Account Debtor is unable generally to pay its debts as they become due.

(c)           In addition, with respect to all Accounts that are not Excluded Assets, (i) the amounts shown on all invoices, statements and the most recent Collateral Report with respect thereto are actually and absolutely owing to a Grantor as indicated thereon and are not in any way contingent; and (ii) no payments have been or shall be made thereon except payments delivered to a Blocked Account subject to a Blocked Account Agreement or a DDA in respect of which a DDA Notification has been delivered, in each case in accordance with Section 2.21 of the Credit Agreement.

Section 3.9.            Inventory.  With respect to any Inventory scheduled or listed on the most recent Collateral Report, (a) such Inventory (other than Inventory in transit) is located at one of the Grantors’ locations set forth on Exhibit A, (b) no Inventory (other than Inventory in transit) is now, or shall at any time or times hereafter be stored at any other location not set forth on Exhibit A except as permitted by Section 4.1(h), (c) the Grantors have good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to the Agent, for the benefit of the Secured Parties, and except for Liens permitted under Section 6.02 of the Credit Agreement, (d) except as specifically disclosed in the most recent Collateral Report, such Inventory is Eligible Inventory, (e) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third party that would, upon sale or other disposition of such Inventory by the Agent in accordance with the terms hereof, infringe the rights of such third-party licensor, violate any contract with such third-party licensor, or cause the Agent to incur any liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory under the current licensing agreement related thereto, (f) such Inventory has been produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder and (g) the completion of manufacture, sale or other disposition of such Inventory by the Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such Inventory is subject.

Section 3.10.          Intellectual Property.  No Grantor has any interest in, or title to, any Patent, Trademark or Copyright except as set forth on Exhibit D.  This Security Agreement is effective to create a valid and continuing Lien under the UCC and the laws of the United States and, upon filing of appropriate financing statements in the offices listed on Exhibit G and this Security Agreement with the United States Copyright Office and the United States Patent and Trademark Office, fully perfected first priority security interests under the UCC and the laws of the United States (subject to the terms of the Intercreditor Agreement) in favor of the Agent for the ratable benefit of the Secured Parties on the Patents, Trademarks and Copyrights of the Grantors, such perfected security interests are enforceable as such as against any and all creditors of and purchasers from the Grantors; and all action necessary or desirable under the UCC and the laws of the United States to protect and perfect the Agent’s Lien on the Patents, Trademarks or Copyrights of the Grantors shall have been duly taken.

Section 3.11.          No Financing Statements Security Agreements.  No financing statement or security agreement describing all or any portion of the Collateral that has not lapsed or been terminated naming a Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Agent on behalf of the Secured Parties as the secured party and (b) as permitted by Section 4.1(e) and 4.1(f).

Section 3.12.          Pledged Collateral.

(a)           Exhibit F sets forth a complete and accurate list of all of the Pledged Collateral (other than such Pledged Collateral that is held by a securities intermediary, which has been listed and delivered to the Agent and the Lenders pursuant to Section 4.01 of the Credit Agreement) and the percentage of the total issued and outstanding Equity Interests of the issuer represented thereby (except any Equity Interests in respect of which the Grantors collectively own less than 10% of the Equity Interests of the issuer of such Equity Interests).  Each Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit F as being owned by it, free and clear of any Liens, except for the security interest granted to the Agent for the ratable benefit of the Secured Parties hereunder and Liens permitted under Section 6.02 of the Credit Agreement.  Each Grantor further represents and warrants that (i) all Pledged Collateral constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized and validly issued by the issuer thereof and are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Agent (or its bailee) representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Agent so that the Agent (or its bailee) may take steps to perfect its security interest therein as a General Intangible, (iii) it shall have used its commercially reasonable efforts to ensure that all Pledged Collateral held by a securities intermediary is covered by a control agreement among the applicable Grantor, the securities intermediary and the Agent (or its bailee) pursuant to which the Agent (or its bailee) has Control, and (iv) all Pledged Collateral that represents Indebtedness owed to any Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer and such issuer is not in default thereunder.

(b)           (i) None of the Pledged Collateral has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Agent of rights and remedies hereunder, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by the Grantors of the Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by the Grantors, or for the exercise by the Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(c)           Except as set forth on Exhibit F, none of the Pledged Collateral which represents Indebtedness owed to a Grantor is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.

Section 3.13.          Commercial Tort Claims.  As of the date hereof, no Grantor holds any Commercial Tort Claims having a value in excess of $1,000,000 for which such Grantor has filed a complaint in a court of competent jurisdiction, except as indicated on Exhibit E hereto.

Section 3.14.          Perfection Certificate.  The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete in all material respects as of the date thereof.

ARTICLE IV

COVENANTS

From the date hereof, and thereafter until this Security Agreement is terminated, each Grantor agrees that:

Section 4.1.            General.

(a)           Collateral Records.  Each Grantor will maintain complete and accurate books and records as is consistent with its practices as of the date hereof in all material respects with respect to the Collateral, and furnish to the Agent such reports relating to the Collateral as the Agent shall from time to time reasonably request.

(b)           Authorization to File Financing Statements; Ratification.  Each Grantor hereby authorizes the Agent to file, and if requested will deliver to the Agent, all financing statements and other documents and take such other actions as may from time to time be requested by the Agent in order to maintain a first priority (subject to the terms of the Intercreditor Agreement) perfected security interest in and, if applicable, Control of, the Collateral.  Any financing statement filed by the Agent may be filed in any filing office in any applicable Uniform Commercial Code jurisdiction and may (i) indicate the Collateral (1) as all assets of the applicable Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether the Grantor is an organization, the type of organization and any organization identification number issued to the Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates.  Each Grantor also agrees to furnish any such information to the Agent promptly upon request.  Each Grantor also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(c)           Further Assurances.  Each Grantor will, if reasonably requested by the Agent, but, so long as an Event of Default shall not have occurred and be continuing, not more frequently than once per quarter, furnish to the Agent statements and schedules further identifying and describing the Collateral and such other reports and information in connection with the Collateral as the Agent may reasonably request, all in such detail as the Agent may reasonably specify.  Each Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Agent in the Collateral and the priority thereof against any Lien not permitted under Section 6.02 of the Credit Agreement and shall take such actions as the Agent reasonably deems appropriate under applicable law to evidence or perfect its Lien on any Collateral, or otherwise to give effect to the intent of this Agreement.

(d)           Disposition of Collateral.  No Grantor will sell, lease, transfer or otherwise dispose of the Collateral except for sales, leases, transfers and other dispositions specifically permitted under Section 6.05 of the Credit Agreement.

(e)           Liens.  No Grantor will create, incur, or suffer to exist any Lien on the Collateral except (i) the security interest created by this Security Agreement, and (ii) Liens permitted by Section 6.02 of the Credit Agreement.

(f)            Other Financing Statements.  No Grantor will authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except to cover security interests as permitted by Section 4.1(e).  Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.  Without limiting the foregoing, each Grantor shall use its commercially reasonable efforts to ensure that any financing statement filed by any Person with respect to Consignment Inventory shall clearly indicate that such financing statement relates to a consignment transaction with respect to such Consignment Inventory between the applicable Grantor and such Person.

(g)           Change of Name, Etc.  Each Grantor agrees to furnish to the Agent prompt written notice of any change in:  (i) such Grantor’s name; (ii) the location of such Grantor’s chief executive office or its principal place of business; (iii) such Grantor’s organizational legal entity designation or jurisdiction of incorporation or formation; (iv) such Grantor’s Federal Taxpayer Identification Number or organizational identification number assigned to it by its jurisdiction of incorporation or formation; or (v) the acquisition by such Grantor of any material property for which additional filings or recordings are necessary to perfect and maintain the Agent’s security interest therein (to the extent perfection of the security interest in such property is required by the terms hereof).  Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or other applicable law that are required in order for the Agent to continue at all times following such change to have a valid, legal and perfected, first priority security interest (subject to the terms of the Intercreditor Agreement and to Liens permitted under Section 6.02 of the Credit Agreement that have priority by operation of applicable law) in the Collateral for its benefit and the benefit of the other Secured Parties.

(h)           Locations of Collateral.  No Grantor will maintain any Collateral consisting of Inventory the aggregate value of which, at cost, is $2,500,000 or more at any location other than those locations listed on Exhibit B or facilities purchased or leased by any Grantor after the date hereof in accordance with the Credit Agreement, unless, in the case of any location (other than a retail store or clearance center or a location that is owned by a Grantor and that is not subject to any mortgage other than a Mortgage) where any Collateral consisting of Inventory the aggregate value of which, at cost, is $2,500,000 or more is located, such Grantor shall have obtained a Collateral Access Agreement for such location.

(i)            Compliance with Terms.  Each Grantor will perform and comply in all material respects with all obligations in respect of the Collateral and all material agreements relating to the Collateral to which it is a party or by which it is bound.  Anything herein to the contrary notwithstanding, (a) the exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (b) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 4.2.            Receivables.

(a)           Certain Agreements on Receivables.  No Grantor will make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence of an Event of Default, any Grantor may reduce the amount of Accounts other than Credit Card Processor Accounts, whether from the sale of Inventory or otherwise, in accordance with its present policies and in the ordinary course of business.

(b)           Collection of Receivables.  Except as otherwise provided in this Security Agreement, each Grantor will collect and enforce, in accordance with its present policies and in the ordinary course of business, all amounts due or hereafter due to such Grantor under the Receivables.

(c)           Electronic Chattel Paper.  If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record”, as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Agent thereof and, at the request of the Agent, shall take such action as the Agent may reasonably request to vest in the Agent Control under UCC Section 9-105 of such Electronic Chattel Paper or control (to the extent the meaning of “control” has not been clearly established under such provisions, “control” in this paragraph (c) to have such meaning as the Agent shall in good faith specify in writing after consultation with the Company) under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.  The Agent agrees with such Grantor that the Agent will arrange, pursuant to procedures reasonably satisfactory to the Agent and so long as such procedures will not result in the Agent’s loss of Control or control, as applicable, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in Control to allow without loss of Control or control, as applicable, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

Section 4.3.            Inventory Count; Inventory Reporting System.  (a) The Grantors will conduct a physical count of the Inventory at least once per fiscal year (and will provide the Agent with reasonable prior notice of each physical count), and after an occurrence and during the continuation of an Event of Default, at such other times as the Agent requests.  The Agent or its representative may participate in and observe each physical count upon reasonable prior notice to the Grantors.  The Grantors, at their own expense, shall deliver to the Agent the results of each physical verification that the Grantors have made, or have caused any other Person to make on its behalf, of all or any portion of its Inventory.  The Grantors will maintain a retail stock ledger inventory reporting system at all times.  Each Borrower shall keep accurate and complete records of its Inventory.

(b)           No Grantor shall return any Eligible Inventory to a supplier, vendor or other Person, whether for cash, credit or otherwise, unless such return is in the ordinary course of business.

(c)           The Grantors shall use, store and maintain all Inventory with reasonable care and caution, in accordance with applicable requirements of any applicable insurance policies covering such Inventory.

Section 4.4.            Delivery of Instruments, Securities, Chattel Paper and Documents.  Each Grantor will (a) deliver to the Agent immediately upon execution of this Security Agreement the originals of all Chattel Paper, Securities and Instruments constituting Collateral if any then exist, (b) hold in trust for the Agent upon receipt and promptly thereafter deliver to the Agent any Chattel Paper, Securities and Instruments constituting Collateral received after the date hereof, (c) upon the Agent’s request, deliver to the Agent, and thereafter hold in trust for the Agent upon receipt and promptly deliver to the Agent any Document evidencing or constituting Collateral and (d) upon the Agent’s request, deliver to the Agent a duly executed amendment to this Security Agreement, in the form of Exhibit H hereto (each, an “Amendment”), pursuant to which such Grantor will pledge any additional Collateral.  Each Grantor hereby authorizes the Agent to attach each Amendment to this Security Agreement and agrees that all additional collateral set forth in such Amendments shall be considered to be part of the Collateral.

Section 4.5.            Uncertificated Pledged Collateral.  The Grantors will permit the Agent from time to time to cause (subject to the terms of the Intercreditor Agreement) the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral with respect to which the Grantors collectively own 50% or more of the Equity Interests of the issuer of such Pledged Collateral not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Agent granted pursuant to this Security Agreement.  The Grantors will take any actions reasonably necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral with respect to which the Grantors collectively own 50% or more of the Equity Interests of the issuer of such Pledged Collateral, and (b) any securities intermediary which is the holder of any Pledged Collateral, to cause the Agent to have and retain Control over such Pledged Collateral (subject to the terms of the Intercreditor Agreement).  Without limiting the foregoing, each applicable Grantor will use its commercially reasonable efforts to cause, with respect to Pledged Collateral held with a securities intermediary in an account with an aggregate asset value of $5,000,000 or more, such securities intermediary to enter into a control agreement with the Agent, in form and substance satisfactory to the Agent, giving the Agent Control (subject to the terms of the Intercreditor Agreement).

Section 4.6.            Pledged Collateral.

(a)           Registration in Nominee Name; Denominations.  Subject to the terms of the Intercreditor Agreement, the Agent, on behalf of the Secured Parties, shall hold certificated Pledged Collateral in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Agent, but following the occurrence and during the continuance of an Event of Default shall have the right (in its sole and absolute discretion) to hold the Pledged Collateral in its own name as pledgee, or in the name of its nominee (as pledgee or as sub-agent).  Each Grantor will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Collateral registered in the name of such Grantor.  Subject to the terms of the Intercreditor Agreement, following the occurrence and during the continuance of an Event of Default, the Agent shall at all times have the right to exchange the certificates representing Pledged Collateral for certificates of smaller or larger denominations for any purpose consistent with this Security Agreement

(b)           Any Indebtedness of any Subsidiary that is not a Loan Party owing to the Company or any Subsidiary that is a Loan Party in excess of $5,000,000 shall be or become evidenced by a promissory note or other instrument, and such note or instrument shall be promptly pledged and delivered to the Agent, duly endorsed in a manner satisfactory to the Agent.

(c)           Exercise of Rights in Pledged Collateral.  Subject, in each case, to the Intercreditor Agreement,

(i)            Without in any way limiting the foregoing and subject to clause (ii) below, each Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided, however, that no vote or other right shall be exercised or action taken which would reasonably be expected to have the effect of materially and adversely impairing the rights of the Agent in respect of the Pledged Collateral.

(ii)           Each Grantor will permit the Agent or its nominee at any time after the occurrence and during the continuance of an Event of Default, without notice, to exercise all voting rights or other rights relating to Pledged Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting Pledged Collateral as if it were the absolute owner thereof.

(iii)          Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable law; provided, however, that any non-cash dividends, interest, principal or other distributions that would constitute Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Collateral or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the ratable benefit of the Secured Parties and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement or instrument of assignment).  The proviso to the first sentence of this clause (iii) shall not apply to dividends between or among the Company and the other Loan Parties only of property subject to a perfected security interest under this Security Agreement; provided that the Company notifies the Agent in writing, specifically referring to this Section 4.6, at the time of such dividend and takes any actions the Agent reasonably specifies to ensure the continuance of its perfected security interest in such property under this Security Agreement.

Section 4.7.            Intellectual Property.

(a)           Upon the occurrence and during the continuance of an Event of Default, each Grantor will use its best efforts to obtain all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Agent of any License held by such Grantor in order to enforce the security interests granted hereunder.

(b)           Each Grantor shall notify the Agent promptly if it knows or reasonably expects that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) material to the conduct of such Grantor’s business may become abandoned or dedicated, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any such Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

(c)           In no event shall any Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any material Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Agent prompt written notice thereof, and, upon request of the Agent, such Grantor shall execute and deliver any and all security agreements or other instruments as the Agent may reasonably request to evidence the Agent’s security interest in such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

(d)           Each Grantor shall take all actions necessary or reasonably requested by the Agent to maintain and pursue each material application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing) material to the conduct of such Grantor’s business, except in cases where, in the ordinary course of business consistent with past practice, such Grantor reasonably decides to abandon, allow to lapse or expire any Patent, Trademark or Copyright, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and, if consistent with good business judgment and past practice, to initiate opposition and interference and cancellation proceedings against third parties.

(e)           Consistent with each Grantor’s past practice, each Grantor shall, unless it shall reasonably determine that a Patent, Trademark or Copyright is not material to the conduct of its business, promptly notify the Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution of such Patent, Trademark or Copyright and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as are appropriate under the circumstances to protect such Patent, Trademark or Copyright.

Section 4.8.            Commercial Tort Claims.  Each Grantor shall promptly notify the Agent of any Commercial Tort Claim having a value in excess of $1,000,000 acquired by it for which such Grantor has filed a complaint in a court of competent jurisdiction and, unless the Agent otherwise consents, such Grantor shall update Exhibit E to this Security Agreement, thereby granting to Agent a first priority security interest in such Commercial Tort Claim (subject to the terms of the Intercreditor Agreement).

Section 4.9.            Letter-of-Credit Rights.  Subject to the Intercreditor Agreement, if any Grantor is or becomes the beneficiary of a letter of credit having a face amount in excess of $1,000,000, such Grantor shall promptly notify the Agent thereof and cause the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to the Agent and (ii) agree to direct all payments thereunder following the occurrence and during the continuance of an Event of Default or a Liquidity Event to the BANA Account or such other account as directed by the Agent for application to the Secured Obligations, in accordance with the provisions of the Credit Agreement, all in form and substance reasonably satisfactory to the Agent.

Section 4.10.          No Interference.  Each Grantor agrees that it will not interfere with any right, power and remedy of the Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent of any one or more of such rights, powers or remedies.

Section 4.11.          Insurance.

(a)           In the event any Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a “Special Flood Hazard Area”, the applicable Grantor shall purchase and maintain flood insurance on such Collateral (including any personal property which is located on any real property leased by such Loan Party within a “Special Flood Hazard Area”).  The amount of all insurance required by this Section shall at a minimum comply with applicable law, including the Flood Disaster Protection Act of 1973, as amended.  All premiums on such insurance shall be paid when due by such Grantor, and copies of the policies delivered to the Agent.  If any Grantor fails to obtain any insurance as required by this Section, the Agent at the direction of the Required Lenders may obtain such insurance at the Company’s expense.  By purchasing such insurance, the Agent shall not be deemed to have waived any Default arising from the Grantors’ failure to maintain such insurance or pay any premiums therefor.

(b)           All insurance policies required under Section 5.10 of the Credit Agreement (i) shall name the Agent (for the benefit of the Agent and the other Secured Parties) as an additional insured or as loss payee, as applicable, and shall contain loss payable clauses or mortgagee clauses, through endorsements in form and substance satisfactory to the Agent, which provide that (A) all proceeds thereunder with respect to any Collateral shall be payable to the Agent, (B) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (C) such policy and loss payable or mortgagee clauses may be canceled, amended, or terminated only upon at least thirty days prior written notice given to the Agent and (ii) shall be maintained with insurers with a Best Rating of at least A7, unless otherwise approved by the Agent, provided that in the event of a downgrade of an insurer below A7, each Grantor shall have 45 days (as may be extended upon the approval by the Agent in its sole discretion) to replace such insurer.

Section 4.12.          Collateral Access Agreements.  Each Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement, from the lessor of each of its leased warehouse and distribution facilities, any holder of indebtedness secured by any Grantor’s real property, as contemplated by Section 6.01(e)(i) and (ii) of the Credit Agreement, and the bailee, warehouseman or other third party with respect to any warehouse or other location, in each case where Collateral is stored or located.  Each Grantor shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location or third-party warehouse where any Collateral is or may be located.

Section 4.13.          Certain Accounts.  Each Grantor shall use commercially reasonable efforts to transfer ownership of any account established in connection with the establishment of the applicable Permitted Replacement Credit Card Program prior to the establishment thereof or as promptly thereafter as is reasonably practicable.

ARTICLE V

REMEDIES

Section 5.1.            Remedies.

(a)           Upon the occurrence and during the continuance of an Event of Default, the Agent may exercise any or all of the following rights and remedies:

(i)            those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; provided that this Section 5.1(a) shall not be understood to limit any rights available to the Agent and the Lenders prior to an Event of Default;

(ii)           those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ Lien) when a debtor is in default under a security agreement;

(iii)          give notice of sole control or any other instruction under any Credit Card Notification, DDA Notification, Blocked Account Agreement, Collateral Access Agreement or any other control or similar agreement and take any action provided therein with respect to the applicable Collateral;

(iv)          without notice (except as specifically provided in Section 7.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at such Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Agent may deem commercially reasonable; and

(v)           concurrently with written notice to the Grantors, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Agent was the outright owner thereof.

(b)           Each Grantor acknowledges and agrees that the compliance by the Agent, on behalf of the Secured Parties with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)           The Agent shall have the right upon any public sale or sales and, to the extent permitted by law, upon any private sale or sales, to purchase for the benefit of the Agent and the Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption each Grantor hereby expressly releases.

(d)           Until the Agent is able to effect a sale, lease, transfer or other disposition of Collateral, the Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or the value of the Collateral, or for any other purpose deemed appropriate by the Agent.  The Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Agent’s remedies (for the benefit of the Agent and Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(e)           If, after the Credit Agreement has terminated by its terms and Payment in Full of all other Revolving Facility Obligations has occurred, there remain Secured Swap Obligations outstanding, the Required Secured Parties may exercise the remedies provided in this Section 5.1 upon the occurrence of any event which would allow or require the termination or acceleration of such Secured Swap Obligations pursuant to the terms of any relevant Swap Agreement.

(f)            Notwithstanding the foregoing, neither the Agent nor the Secured Parties shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, the Grantors, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(g)           Each Grantor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof.  Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.  The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if any Grantor and the issuer would agree to do so (it being acknowledged and agreed that no Grantor shall have any obligation hereunder to do so).

(h)           Notwithstanding the foregoing, any rights and remedies provided in this Section 5.1 shall be subject to the Intercreditor Agreement.

Section 5.2.            Grantor’s Obligations Upon Default.  Upon the request of the Agent after the occurrence and during the continuance of an Event of Default, each Grantor will:

(a)           assemble and make available to the Agent the Collateral and all books and records relating thereto at any place or places reasonably specified by the Agent, whether at such Grantor’s premises or elsewhere; and

(b)           permit the Agent, by the Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay any Grantor for such use and occupancy.

Section 5.3.            Grant of Intellectual Property License.  For the purpose of enabling the Agent to exercise the rights and remedies under this Article V at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to the Agent, for the benefit of the Agent and the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any intellectual property rights now owned or hereafter acquired by such Grantor, wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that, at any time and from time to time following the occurrence and during the continuance of an Event of Default, the Agent may sell any Grantor’s Inventory directly to any Person, including without limitation Persons who have previously purchased any Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Agent’s rights under this Security Agreement, may (subject to any restrictions contained in applicable third party licenses entered into by a Grantor) sell Inventory which bears any Trademark owned by or licensed to any Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Agent may finish any work in process and affix any relevant Trademark owned by or licensed to any Grantor and sell such Inventory as provided herein.  The use of the license granted pursuant to clause (a) of the preceding sentence by the Agent may be exercised, at the option of the Agent, only upon the occurrence and during the continuance of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

ARTICLE VI

ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

Section 6.1.            Account Verification.  The Agent may at any time and from time to time following the occurrence and during the continuance of an Event of Default, in the Agent’s own name, in the name of a nominee of the Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of such Grantor, parties to contracts with such Grantor and obligors in respect of Instruments of such Grantor to verify with such Persons, to the Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables that are Collateral.

Section 6.2.            Authorization for Secured Party to Take Certain Action.

(a)           Each Grantor irrevocably authorizes the Agent and appoints the Agent as its attorney in fact (i) at any time and from time to time in the sole discretion of the Agent (1) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Agent’s reasonable discretion to perfect and to maintain the perfection and priority of the Agent’s security interest in the Collateral, (2) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which would not add new collateral or add a debtor) in such offices as the Agent in its reasonable discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Agent’s security interest in the Collateral, (3) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Agent Control over such Pledged Collateral (subject to the terms of the Intercreditor Agreement), and (4) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder); (ii) at any time following the occurrence and during the continuance of an Event of Default, (1) to endorse and collect any cash proceeds of the Collateral and to apply the proceeds of any Collateral received by the Agent to the Secured Obligations as provided herein or in the Credit Agreement or any other Loan Document, subject to the terms of the Intercreditor Agreement, (2) to demand payment or enforce payment of the Receivables in the name of the Agent or any Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (3) to sign any Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of such Grantor, assignments and verifications of Receivables, (4) to exercise all of any Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (5) to settle, adjust, compromise, extend or renew the Receivables, (6) to settle, adjust or compromise any legal proceedings brought to collect Receivables or any other Revolving Facility First Lien Collateral (as defined in the Intercreditor Agreement), (7) to prepare, file and sign any Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (8) to prepare, file and sign any Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (9) to change the address for delivery of mail addressed to any Grantor to such address as the Agent may designate and to receive, open and dispose of all mail addressed to such Grantor, and (10) to use information contained in any data processing, electronic or information systems relating to Collateral; and (iii) to do all other acts and things necessary to carry out the terms of this Security Agreement; and each Grantor agrees to reimburse the Agent on demand for any reasonable payment made or any reasonable documented expense incurred by the Agent in connection with any of the foregoing; provided that, this authorization shall not relieve any Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

(b)           All acts of said attorney or designee are hereby ratified and approved by the Grantors.  The powers conferred on the Agent, for the benefit of the Agent and Secured Parties, under this Section 6.2 are solely to protect the Agent’s interests in the Collateral and shall not impose any duty upon the Agent or any Secured Party to exercise any such powers.

Section 6.3.            PROXY.  EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO.  IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS).  SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY

ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.

Section 6.4.            NATURE OF APPOINTMENT; LIMITATION OF DUTY.  THE APPOINTMENT OF THE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 7.14.  NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE AGENT, NOR ANY SECURED PARTY, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT TO THE EXTENT SUCH DAMAGES ARE ATTRIBUTABLE TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII

GENERAL PROVISIONS

Section 7.1.            Waivers.  Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made.  To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article VIII, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made.  To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Agent or any Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Agent or such Secured Party as finally determined by a court of competent jurisdiction.  To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Agent or any Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.  Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

Section 7.2.            Limitation on Agent’s and Secured Party’s Duty with Respect to the Collateral.  The Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale.  The Agent and each Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control.  Neither the Agent nor any Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Agent or such Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.  To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it would be commercially reasonable for the Agent (i) to fail to incur expenses deemed significant by the Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 7.2 is to provide non-exhaustive indications of what actions or omissions by the Agent would be commercially reasonable in the Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7.2.  Without limitation upon the foregoing, nothing contained in this Section 7.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7.2.

Section 7.3.            Compromises and Collection of Collateral.  Each Grantor and the Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable.  In view of the foregoing, each Grantor agrees that the Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Agent shall be commercially reasonable so long as the Agent acts in good faith based on information known to it at the time it takes any such action.

Section 7.4.            Secured Party Performance of Debtor Obligations.  Without having any obligation to do so, the Agent may perform or pay any obligation which any Grantor has agreed to perform or pay under this Security Agreement and the Grantor shall reimburse the Agent for any amounts paid by the Agent pursuant to this Section 7.4.  Each Grantor’s obligation to reimburse the Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

Section 7.5.            Specific Performance of Certain Covenants.  The Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.11, or 5.2, will cause irreparable injury to the Agent and the Secured Parties, that the Agent and the Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Agent or the Secured Parties to seek and obtain specific performance of other obligations of any Grantor contained in this Security Agreement, that the covenants of such Grantor contained in the Sections referred to in this Section 7.5 shall be specifically enforceable against such Grantor.

Section 7.6.            Dispositions Not Authorized.  No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between any Grantor and the Agent or other conduct of the Agent, no authorization to sell, lease or transfer or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Agent or the Secured Parties unless such authorization is in writing signed by the Agent with the consent or at the direction of the Required Secured Parties.

Section 7.7.            No Waiver; Amendments; Cumulative Remedies.

(a)           No delay or omission of the Agent or any Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy.  No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Agent with the concurrence or at the direction of the Lenders required under Section 9.02 of the Credit Agreement and then only to the extent in such writing specifically set forth.  All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Agent and the Secured Parties until the Secured Obligations have been paid in full in cash.

(b)           Notwithstanding anything to the contrary contained herein, the Agent hereby undertakes to make appropriate amendments and other modifications to this Security Agreement and each of the Revolving Facility Mortgages, at the Company’s expense, in the event that the Term Loan Obligations shall have been paid in full (other than unripened or contingent indemnity obligations under the relevant Term Loan/Notes Documents for which no demand has been made) and the Senior Secured Term Loan Credit Agreement shall have been terminated, to (i) include the Existing Notes Obligations (as defined in the Term Loan Security Agreement) as additional secured obligations hereunder and under each of the Revolving Facility Mortgages and (ii) provide to the Existing Notes Secured Parties (as defined in the Term Loan Security Agreement) the rights and benefits as are comparable in all material respects to the rights and benefits provided to the Existing Notes Secured Parties under the Term Loan Security Documents.

Section 7.8.            Limitation by Law; Severability of Provisions.  All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part.  Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

Section 7.9.            Reinstatement.  This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 7.10.          Benefit of Agreement.  The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of each Grantor, the Agent and the Secured Parties and their respective successors and permitted assigns (including all Persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Agent.  No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Agent, for the benefit of the Agent and the Secured Parties, hereunder.

Section 7.11.          Survival of Representations.  All representations and warranties of each Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

Section 7.12.          Taxes and Expenses.  Each Grantor jointly and severally agrees to pay any taxes payable or ruled payable by Federal or State authority in respect of this Security Agreement, together with interest and penalties, if any.  Each Grantor jointly and severally agrees to reimburse the Agent for any and all reasonable documented out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral).  Any and all costs and expenses incurred by any Grantor in the performance of actions required pursuant to the terms hereof shall be borne solely by such Grantor.

Section 7.13.          Additional Subsidiaries.  Pursuant to and in accordance with Section 5.11 of the Credit Agreement, each Domestic Subsidiary (other than any Immaterial Subsidiary (except as otherwise provided in Section 5.11(e) of the Credit Agreement) or Unrestricted Subsidiary) of the Company that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter in this Agreement as a Subsidiary Party promptly upon becoming a Subsidiary.  Upon execution and delivery by the Agent and a Subsidiary of an instrument in the form of Exhibit L hereto, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein.  The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder.  The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

Section 7.14.          Headings.  The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

Section 7.15.          Termination or Release.

(a)           This Security Agreement shall continue in effect until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been indefeasibly paid and performed in full (or with respect to any outstanding Letters of Credit, have been cash collateralized as required by the Credit Agreement) and no commitments of the Agent or the Lenders which would give rise to any Secured Obligations are outstanding.

(b)           A Subsidiary Party shall automatically be released from its obligations hereunder and the security interests created hereunder in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted pursuant to the Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary.

(c)           Upon any sale, lease, transfer or other disposition by any Grantor of any Collateral that is permitted under Section 4.1(d) to any Person that is not another Grantor or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(d)           In the event that Rule 3-10 or Rule 3-16 of Regulation S-X of the Exchange Act is amended, modified or interpreted by the SEC or any other relevant Governmental Authority to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other Governmental Authority) of separate financial statements of any Subsidiary of the Company due to the fact that the Equity Interests of such Subsidiary are pledged under this Security Agreement, then the Equity Interests of such Subsidiary shall automatically be deemed not to be part of the Collateral to the extent necessary not to be subject to such requirement. Notwithstanding anything to the contrary in this Security Agreement, if Equity Interests of any Subsidiary are not required to be pledged under this Agreement because Rule 3-10 or Rule 3-16 of Regulation S-X of the Exchange Act would require the filing of separate financial statements of such Subsidiary if its Equity Interests were so pledged, in the event that Rule 3-10 or Rule 3-16 of Regulation S-X of the Exchange Act is amended, modified or interpreted by the SEC or any other relevant Governmental Authority to no longer require (or is replaced with another rule or regulation that would not require) the filing of separate financial statements of such Subsidiary if some or all of its Equity Interests are pledged under this Agreement, then such Equity Interests of such Subsidiary shall automatically be deemed part of the Collateral and pledged under this Security Agreement.

(e)           In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) above, the Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all UCC termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or representation or warranty by the Agent or any Secured Party.  Without limiting the provisions of Section 7.12, the Company shall reimburse the Agent upon demand for all reasonable and documented costs and out of pocket expenses, including the fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 7.15.

Section 7.16.          Entire Agreement.  This Security Agreement, together with the other Loan Documents and the Intercreditor Agreement, embodies the entire agreement and understanding between each Grantor and the Agent relating to the Collateral and supersedes all prior agreements and understandings between any Grantor and the Agent relating to the Collateral.

Section 7.17.          CHOICE OF LAW.  THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK , WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

Section 7.18.          CONSENT TO JURISDICTION.  EACH GRANTOR HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE BOROUGH OF MANHATTAN, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT.  EACH

GRANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8.1 TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW.  Nothing herein shall limit the right of the Agent or any Secured Party to bring proceedings against any Grantor in any other court, nor limit the right of any party to serve process in any other manner permitted by applicable law.  Nothing in this Agreement shall be deemed to preclude enforcement by the Agent of any judgment or order obtained in any forum or jurisdiction.

Section 7.19.          WAIVER OF JURY TRIAL.  To the fullest extent permitted by Applicable Law, each Grantor waives the right to trial by jury (which the Agent and each Secured Party hereby also waives) in any proceeding or dispute of any kind relating in any way to any Loan Documents, Obligations or Collateral.  Each Grantor acknowledges that the foregoing waivers are a material inducement to the Agent entering into this Agreement and that the Agent and the Secured Parties are relying upon the foregoing in their dealings with the Grantors.  Each Grantor has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel.

Section 7.20.          Indemnity.  Each Grantor hereby agrees to indemnify the Agent and the Secured Parties, and their respective successors, assigns, agents and employees, from and against any and all losses, claims, damages, penalties, liabilities, and related expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Secured Party is a party thereto) imposed on, incurred by or asserted against the Agent or the Secured Parties, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including any claim for Patent, Trademark or Copyright infringement).

Section 7.21.          Counterparts.  This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart.

Section 7.22.          INTERCREDITOR AGREEMENT GOVERNS.  NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE AGENT AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.  IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.

Section 7.23.          Delivery of Collateral.  Prior to the Term Loan First Lien Collateral Transition Date, to the extent any Grantor is required hereunder to deliver Collateral to the Agent for purposes of possession and control and is unable to do so as a result of having previously delivered such Collateral to the Term Loan Collateral Agent in accordance with the terms of the Term Loan Security Documents, such Grantor’s obligations hereunder with respect to such delivery shall be deemed satisfied by the delivery to the Term Loan Agent, acting as a gratuitous bailee of the Agent.

Section 7.24.          Mortgages.

(a)           In the case of a conflict between this Security Agreement and the Mortgages with respect to Collateral that is real property (including Fixtures), the Mortgages shall govern.  In all other conflicts between this Security Agreement and the Mortgages, this Security Agreement shall govern.

(b)           In the event that the Term Loan Obligations shall have been paid in full (other than unripened or contingent indemnity obligations under the relevant Term Loan/Notes Documents for which no demand has been made) with the proceeds of any substantially contemporaneous issuance of unsecured Indebtedness or Qualified Equity Interests of any Grantor, and the Senior Secured Term Loan Credit Agreement shall have been terminated, the Company shall, at the Company’s expense (i) amend the Revolving Facility Mortgages concerning the Mortgaged Properties located in Florida, Georgia, New York, Virginia or any other State that imposes a mortgage tax, in each case to increase the amount of Secured Obligations secured by such Revolving Facility Mortgage to 100% of the fair market value of such Mortgaged Property at such time, as determined by the Company in good faith and reasonably acceptable to the Agent and (ii) cause the amount of title insurance policy on each Mortgaged Property to be increased to the fair market value of such Mortgaged Property at such time as so determined.  The Company shall pay any and all increased mortgage taxes associated with the Mortgaged Properties located in the States identified or referred to in clause (i) above and shall cause to be filed any documents, agreements and instruments which may be required by law or which the Agent may reasonably request to carry out the terms and conditions of this paragraph (b).

Section 7.25.          Acknowledgement of Agent.  The Agent acknowledges and agrees that, notwithstanding the occurrence or existence of a Liquidity Event or an Event of Default, upon receipt by the Agent of a written request of the Company signed by a Financial Officer of the Company setting forth the amount of Specified In-Store Credit Card Payments, Consignment Proceeds or Leased-Department Proceeds requested to be released and a reasonably detailed calculation of the basis therefor, together with such supplemental information in connection therewith as the Agent may reasonably request, the Agent shall, within ten (10) Business Days after the Agent’s receipt of such initial notice, transfer any such Specified In-Store Credit Card Payments, Consignment Proceeds or Leased-Department Proceeds on deposit in the BANA Account or such other account as directed by the Agent to the operating account of the Company specified in such notice or to such other account as the Company may direct in such notice.

ARTICLE VIII

NOTICES

Section 8.1.            Sending Notices.  Any notice required or permitted to be given under this Security Agreement (i) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received or (ii) sent by facsimile shall be deemed to have been given when sent and when receipt has been confirmed by telephone (provided that if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Grantors at the address set forth on Exhibit A as its principal place of business, and to the Agent and the Lenders at the addresses set forth in accordance with Section 9.01 of the Credit Agreement.

Section 8.2.            Change in Address for Notices.  Each of the Grantors, the Agent and the Lenders may change the address or facsimile number for service of notice upon it by a notice in writing to the other parties.

ARTICLE IX

THE AGENT

Bank of America, N.A. has been appointed Agent for the Lenders hereunder pursuant to Article VIII of the Credit Agreement.  It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Agent hereunder is subject to the terms of the delegation of authority made by the Lenders to the Agent pursuant to the Credit Agreement, and that the Agent has agreed to act (and any successor Agent shall act) as such hereunder only on the express conditions contained in such Article VIII.  Any successor Agent appointed pursuant to Article VIII of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Agent hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, each Grantor and the Agent have executed this Security Agreement as of the date first above written.

NEIMAN MARCUS, INC., as Grantor

By:	/s/ James E. Skinner
Name: James E. Skinner
Title: Executive Vice President and
Chief Financial Officer

THE NEIMAN MARCUS GROUP, INC., as Grantor

By:	/s/ James E. Skinner
Name: James E. Skinner
Title: Executive Vice President and
Chief Financial Officer

NEMA BEVERAGE CORPORATION
NM FINANCIAL SERVICES, INC.
BERGDORFGOODMAN.COM, LLC
BERGDORF GOODMAN, INC.
BERGDORF GRAPHICS, INC.
NEIMAN MARCUS HOLDINGS, INC.
NEMA BEVERAGE HOLDING CORPORATION
NEMA BEVERAGE PARENT CORPORATION
WORTH AVENUE LEASING COMPANY
NMGP, LLC,
as Grantors

By	/s/ Nelson A. Bangs
Name: Nelson A. Bangs
Title: Vice President

NM NEVADA TRUST, as Grantor

By	/s/ Nelson A. Bangs
Name: Nelson A. Bangs
Title: Vice President

BANK OF AMERICA, N.A.,
individually and as Agent

By	/s/ David Vega
Name: David Vega
Title: Managing Director

EXHIBIT A
(See Sections 3.2, 3.3, 3.4, 3.6, 3.9 and 9.1 of Security Agreement)

GRANTORS’ INFORMATION AND COLLATERAL LOCATIONS

I.              Grantor Information

Name of Grantor	State of Incorporation or Organization	Type of Entity	Organizational Number	Federal Identification Number
Neiman Marcus, Inc.	Delaware	Corporation	3958704	20-3509435
The Neiman Marcus Group, Inc.	Delaware	Corporation	2128062	95-4119509
Bergdorf Goodman, Inc.	New York	Corporation	NONE	13-0485530
Bergdorf Graphics, Inc.	New York	Corporation	NONE	13-2739271
BergdorfGoodman.com, LLC	Delaware	LLC	3839607	20-1470289
Neiman Marcus Holdings, Inc.	California	Corporation	C0709696	95-2916032
NEMA Beverage Corporation	Texas	Corporation	114018600	75-2323412
NEMA Beverage Holding Corporation	Texas	Corporation	155791300	75-2849264
NEMA Beverage Parent Corporation	Texas	Corporation	155791400	75-2849262
NM Financial Services, Inc.	Delaware	Corporation	2731559	86-0862446
NMGP, LLC	Virginia	LLC	S096047-8	06-1701558
NM Nevada Trust	Massachusetts	Trust	T00560216	04-3343700
Worth Avenue Leasing Company	Florida	Corporation	P98000080098	04-3435996

II.            Place of Business

Name of Grantor	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business)	Mailing Address
Neiman Marcus, Inc.	Dallas, Texas	1618 Main Street Dallas, TX 75201
The Neiman Marcus Group, Inc.	Dallas, Texas	1618 Main Street Dallas, TX 75201
Bergdorf Goodman, Inc.	New York, New York	754 Fifth Avenue New York, NY 10019
Bergdorf Graphics, Inc.	New York, New York	754 Fifth Avenue New York, NY 10019
BergdorfGoodman.com, LLC	Dallas, Texas	1618 Main Street Dallas, TX 75201
Neiman Marcus Holdings, Inc.	Dallas, Texas	1618 Main Street Dallas, TX 75201
NEMA Beverage Corporation	Dallas, Texas	1618 Main Street Dallas, TX 75201

NEMA Beverage Holding Corporation	Dallas, Texas	1618 Main Street Dallas, TX 75201
NEMA Beverage Parent Corporation	Dallas, Texas	1618 Main Street Dallas, TX 75201
NM Financial Services, Inc.	Clark, Nevada	3200 Las Vegas Blvd. Las Vegas, NV 89109
NMGP, LLC	Dallas, Texas	1618 Main Street Dallas, TX 75201
NM Nevada Trust	Clark, Nevada	3200 Las Vegas Blvd. Las Vegas, NV 89109
Worth Avenue Leasing Company	Dallas, Texas	1618 Main Street Dallas, TX 75201

III.                                 Locations of Collateral (other than Place of Business listed above):

(a)           Properties Owned by The Neiman Marcus Group, Inc.:

Type of Property	Address
Full Line Stores
Willow Bend	2201 Dallas Parkway Plano, Texas 75093
Orlando	The Mall at Millenia 4170 Conroy Road Orlando, Florida 32839
Tyson’s	2255 International Dr. McLean, Virginia 22102
San Francisco	150 Stockton St. San Francisco, California 94108
San Antonio	15900 La Cantera Parkway, Suite 14 San Antonio, Texas 78256
Warehouse/Service Center
Longview	2301 Neiman Marcus Pkwy. Longview, Texas 75602
Las Colinas	5950 Colwell Blvd. Irving, Texas 75039

(b)           Properties Leased by The Neiman Marcus Group, Inc.:

Property	Address	Landlord(s) Name(s)
Full Line Stores
Downtown Dallas	1618 Main Street Dallas, Texas 75201	James C. Grey Trustee for S.P. Cimiotti Trust Gregg Edwards Cholly Edwards Carolyn Edwards Kazmann The Dallas Foundation

Property	Address	Landlord(s) Name(s)
Trustees for C.C. Slaughter William Slaughter Rogers Nancy MacGregor Rogers O’Neil Richard Slaughter Bauer SunTrust Bank N.A.
Downtown Dallas and Downtown Dallas Valet Parking	1517-1523 and 1525 Commerce St. Dallas, Texas 75201	Pacifico Partners, Ltd.
Dalpark	1600 Commerce St. Dallas, Texas 75201	Dalpark Partners, Ltd.
North Park	400 North Park Center Dallas, Texas 75225	NorthPark Partners, LP
Fort Worth	2100 Green Oaks Rd. Fort Worth, Texas 76116	Eversan Limited Partnership (77%) and Susan Sandelman, as Trustee of the Sansteve Trust (23%)
Houston Galleria	2600 S. Post Oak Road Houston, Texas 77056	HG Shopping Centers, LP
Atlanta	3393 Peachtree Rd., NE Atlanta, Georgia 30326	The Retail Property Trust Broad Atlanta Properties Corp.
Bal Harbour	9700 Collins Avenue Bal Harbour, Florida 33154	Bal Harbour Shops, Ltd. Globea Properties Associates
Ft. Lauderdale	2442 E. Sunrise Blvd. Ft. Lauderdale, Florida 33304	Keystone-Florida Property Holding Corp.
Palm Beach	151 Worth Avenue Palm Beach, Florida 33480	151 Worth Avenue Partnership, Ltd.
Tampa	2223 Westshore Blvd. Tampa, Florida 33607	Tampa Westshore Associates, LP
Coral Gables	Village of Merrick Park 390 San Lorenzo Coral Gables, Florida 33146	Merrick Park, LLC
Westchester	Maple & Paulding Avenues (2 Maple Ave.) White Plains, NY 10601	Fashion Mall Partners, LP
Paramus	503 Garden State Plaza Paramus, New Jersey 07652	Westland Garden State Plaza, LP
King of Prussia	The Plaza at King of Prussia, 170 N. Gulph Road King of Prussia, Pennsylvania 19406	King of Prussia Associates, GP
Short Hills	1200 Morris Turnpike Short Hills, New Jersey 07078	Short Hills Associates, LLC
Boston	5 Copley Place Boston, Massachusetts 02116	Copley Place Associates, LLC
Washington	5300 Wisconsin Ave., N.W. Washington DC 20015	Teachers Insurance and Annuity Association of America
Troy	2705 W. Big Beaver Troy, Michigan 48084	Somerset Collection Limited Partnership
St. Louis	100 Plaza Frontenac St. Louis, Missouri 63131	Broad Frontenac Associates, LP

Property	Address	Landlord(s) Name(s)
Minneapolis	505 Nicollet Mall on 5th St. Minneapolis, Minnesota 55402	Brookfield DB Inc.
Michigan Avenue	737 N. Michigan Avenue Chicago, Illinois 60611	737 North Michigan Avenue Investors, LLC
Oakbrook	6 Oakbrook Center Oak Brook, Illinois 60523	Oakbrook Shopping Center, LLC Acadia Oakbrook, LLC
Northbrook	5000 Northbrook Ct. Northbrook, Illinois 60062	Northbrook Enterprises Corp. Westcoast Estates
Los Angeles	9700 Wilshire Blvd. Beverly Hills, California 90212

Joan Keller Selznick, Larry Larson, and as Administrator of the Estates of Melissa Oshier and Florence Selznick Howard, Susan Archer and Barbara Selznick

Larry Larson

Estate of Melissa Oshier Larson

Barbara Smalley-Selznick

Joan Keller-Selznick

Larry Larson as Special Administrator Re: the Estate of Florence Selznick Howard

Scottsdale	Scottsdale Fashion Square 6900 E. Camelback Rd. Scottsdale, Arizona 85251	Scottsdale Fashion Square, LLC
Fashion Island	601 Newport Center Dr. Newport Beach, California 92660	The Irvine Company
Palo Alto	400 Stanford Shop. Ctr. Palo Alto, California 94304	SPG Center, LLC
Ala Moana	1450 Ala Moana Blvd. Honolulu, Hawaii 96814	GGP Ala Moana LLC
San Diego	Fashion Valley Center 7027 Friars Road San Diego, California 92108	Fashion Valley Mall, LLC Stonestreet Development, LLC
Denver	Cherry Creek Mall 3030 E. 1st Avenue Denver, Colorado 80206	Taubman—Cherry Creek, LP
Boca Raton	5860 Glades Road Boca Raton, Florida 33431	The Town Center at Boca Raton Trust
Outlet Stores
Primm Outlet	32100 Las Vegas Blvd. South Suite 116 Primm, Nevada 89019	Fashion Outlet of Las Vegas LLC
Woodbury Common	934 Grapevine Court Central Valley, New York 10917	Chelsea GCA Realty Partnership, LP

Property	Address	Landlord(s) Name(s)
Jersey Gardens	651 Kapkowski Rd. Suite 0200 Elizabeth, New Jersey 07201	JG Elizabeth, LLC
Brodie Oaks	4115 Capital of Texas Hwy. S. Austin, Texas 78704	Brodie Oaks Center, Ltd.
Arizona Mills	5000 Arizona Mills Cir. Tempe, Arizona 85282	Arizona Mills, LLC
Great Lakes	4030 Baldwin Road Auburn Hills, MI 48326	Taubman Auburn Hills Associates Limited Partnership
Franklin Mills	1634 Franklin Mills Cir. Philadelphia, Pennsylvania 19154	Franklin Mills Associates, L.P.
Sawgrass Mills	12801 W. Sunrise Blvd. #1005 Sunrise, Florida 33323	Sawgrass Mills Phase II, LP
Discover Mills	5900 Sugarloaf Pkwy. Space 235/A4 Lawrenceville, Georgia 30043	Sugarloaf Mills, L.P.
Grapevine Mills	3000 Grapevine Mills Pkwy. Suite 233 Grapevine Mills, Texas 76051	Grapevine Mills IV Limited Partnership
Colorado Mills	14500 W. Colfax Ave. Space 241 Lakewood, Colorado 80401	Colorado Mills Limited Partnership
Dolphin Mall	11441 NW 12th St. #D100 Miami, Florida 33172	Taubman-Dolphin Mall Associates, LLC
Katy Mills	5000 Katy Mills Circle Suite 321 Katy, Texas 77494	Katy Mills Mall, Limited Partnership
Las Americas	4061 Camino de la Plaza Suite 490 San Diego, California 92173	Chelsea San Diego Finance, LLC
San Marcos	Prime Outlets at San Marcos 3939 IH-35 South San Marcos, Texas 78666	Prime Outlets at San Marcos II Limited Partnership
Arundel Mills	7000 Arundel Mills Cir. Suite D-2 Hanover, Maryland 21076	Arundel Mills Limited Partnership
Horchow-Plano	3400 Preston Rd. Suite 210 Plano, Texas 75093	Preston Park Crossing, Ltd.
Bergdorf Goodman
Main Store	754 5th Avenue New York, New York 10019	754 Fifth Avenue Associates, LP
Men’s Store	745 5th Avenue New York, New York 10022	WvF-Paramount 745 Property, LP
Offices	625 Madison Avenue New York, New York 10022	SLG 625 Lessee LLC
Long Island Service Center	43-30 24th Street Long Island City, New York 11101	Long Island City II LLC
Offices
Renaissance Tower	1201 Elm Street Suite 2800 Dallas, Texas 75270	Binyan Realty, LP

Property	Address	Landlord(s) Name(s)
1700 Pacific	1700 Pacific Suite 1300 Dallas, Texas 75201	Berkeley First City, LP
NY Fashion Office	1450 Broadway New York, New York 10018	1450 Realty Associates, LLC
Palm Beach	125 Worth Avenue Palm Beach, Florida 33480	Whalou Properties III LLC
Coral Commercial Center	Space I-2A, 670 Auahi Street Honolulu, Hawaii 96813	Limit, LLC
Los Angeles	9701 Wilshire Blvd. Beverly Hills, California 90212	9701 Wilshire Management LLC
NM and BG Online	400 E. Royal Lane Suite 112 Irving, Texas 75039	Charter DCC Partners, LP
Sharp Street Studio	5044 Sharp Street Dallas, Texas 75247	ProLogis Limited Partnership II
Warehouses/Service Centers
Longview Storage	1601 W. Cotton St. Longview, Texas 75604	Longview Warehouse and Storage, Ltd.
Pinnacle Park	4121 Pinnacle Point Dr. Dallas, Texas 75211	TR Pinnacle Corp.
Southeast Service Center	2784 Executive Way Miramar, Florida 33025	Sunbeam Properties, Inc.
Chicago Service Center	9501 Winona Schiller Park, Illinois 60176	Northern Equities, LLC
West Coast Service Center	2500 S. Workman Mill Whittier, California 90601	RR&C Development Co.
West Coast Service Center B	14351 E. Bonelli St. City of Industry, California 90601	Dr. Earl M. Hill Family Limited Partnership
Garland Alterations	3302 Miller Road Suite 700 Garland, Texas 75041	Duke-Weeks Realty Limited Partnership
NJ Alterations	1125 Globe Avenue Mountainside, New Jersey 07092	Jackal Holdings Management, LLC
Diplomacy Row	8919 Diplomacy Row Dallas, Texas 75247	Cullum-Thomas, GP
San Francisco Warehouse	3225 Third Street San Francisco, California 94124	William D Spencer d/b/a William Spencer Company
Ala Moana Service Center	1043 Opakapaka Street Kapolai, Hawaii 96707	Fort Street Investment Corporation
Houston Galleria Storage	2700 Post Oak Houston, Texas 77056	Walton Houston Galleria Office, L.P.
Houston Warehouse	1499 N. Post Oak Houston, Texas 77055	Warehouse Associates
Las Vegas Storage	3585 S. Highland Drive Las Vegas, Nevada 89103	Plaza Vegas Ministorage
Ft. Lauderdale Storage	Storage Room M7, M10, N3 at Galleria 2442 E. Sunrise Blvd. Ft. Lauderdale, Florida 33304	Keystone-Florida Property Holding Company

Property	Address	Landlord(s) Name(s)
Charlotte	4400 Sharon Rd. Charlotte, North Carolina 28211	Southpark Mall Limited Partnership
Austin	3400 Palm Way Austin, Texas 78758	SPGIL Domain, LP
Natick	310 Speen Street Natick, Massachusetts 01760	GGP-Natick West LLC
Topanga	6550 Topanga Canyon Blvd. Canoga Park, California 91303	Westfield Topanga Owner, LP
Bellevue	11111 NE 8th St. Bellevue, Washington 98004	S/I Meydenbauer I, LLC
Milpitas Mills	1230 Great Mall Dr. Milpitas, California 95035	Milpitas Mills Limited Partnership
Prime Orlando	4949 International Drive Orlando, Florida 32819	Orlando Outlet Owner, LLC
Allen	820 W. Stacey Rd. Bldg 5, Ste. 500 Allen, Texas 75013	Chelsea Allen Development, LP
Miromar Outlets	10801 Corkscrew Rd. Estero, Florida 33928	Miromar Development Corporation
Philadelphia	18 Lightcap Rd. Suite #753 Pottstown, Pennsylvania 19464	Chelsea Limerick Holdings, LLC
Gurnee Mills	6108 W. Grand Ave. Gurnee, Illinois 60031	Mall at Gurnee Mills, LLC
Deer Park	201 The Arches Circle Deer Park, New York 11729	Deer Park Enterprise, LLC
Horchow – Inwood Village	5550 Lover’s Lane Suite 147 Dallas, Texas 75209	L&B Depp Inwood Village, LP
Camarillo	600 Ventura Blvd. Ste. 1350 Camarillo, California 93010	CPG Partners, LP
Potomac Mills	2700 Potomac Mills Circle Ste. 884 Woodbridge, Virginia 22192	Mall at Potomac Mills, LLC
The Block	20 City Blvd. West Suite C-1 Orange, California 92868	Orange City Mills Limited Partnership
Tyson’s Mall	7863-L Tyson’s Corner Center McLean, Virginia 22102	Tyson’s Corner Holdings, LLC
Century City	10250 Santa Monica Blvd. #15 Los Angeles, California 90067	Century City Mall, LLC
Cusp Century City Storage	10250 Santa Monica Blvd. #10B (storage) Los Angeles, California 90067	Westfield Corporation, Inc. as agent for Century City Mall, LLC
Georgetown	3030 M Street NW Washington DC 20007	3030 M Street, LLC
Northbrook Court	1206 Northbrook Court Northbrook, Illinois 60062	Northbrook Court I, LLC / Westcoast Estates
Chestnut Hill	199 Boylston St. Ste. N115 Chestnut Hill, Massachusetts 02467	WMACH LLC

Property	Address	Landlord(s) Name(s)
Water Tower	835 N. Michigan Ave. Suite 3020 Chicago, Illinois 60611	Water Tower LLC

Properties Leased by NM Nevada Trust:

Type of Property	Address	Landlord’s Name
Full Line Store
Las Vegas	3200 Las Vegas Blvd. So. Las Vegas, Nevada 89109	Fashion Show Mall, LLC Stonestreet Nevada, LLC

(c)           Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

Name of Grantor	Public warehouses/Locations pursuant to Bailment or Consignment Arrangements	Warehouse operator or other Bailee or Consignee
The Neiman Marcus Group, Inc.	East Coast Distribution Center 15 Thatcher Rd. Dayton, New Jersey 08810	Forsgate Industrial Complex, a limited partnership
The Neiman Marcus Group, Inc.	New Jersey Fur Service Center 141 Lanza Ave. Garfield, New Jersey 07026	Central Fur and Storage Inc(1)

(1)  All inventory at the Fur Service Center belongs to The Neiman Marcus Group, Inc. customers, not The Neiman Marcus Group, Inc.

EXHIBIT B
(See Section 3.5 of Security Agreement)

BAILEES, WAREHOUSEMEN, ETC.(2)

Bailee, Warehouseman, Etc.	Value of Inventory
East Coast Distribution Center Checkmark Logistics, Inc. 15 Thatcher Rd. Dayton, New Jersey 08810	Exceeds $2,500,000

(2) All inventory is owned by either The Neiman Marcus Group, Inc. or Bergdorf Goodman, Inc.

B-1

EXHIBIT C
(See Section 3.7 of Security Agreement)

LETTER OF CREDIT RIGHTS

None

CHATTEL PAPER

None

C-1

EXHIBIT D
(See Section 3.10 of Security Agreement)

INTELLECTUAL PROPERTY RIGHTS

Patents, Pending Patent Applications, Trademarks and Pending Trademark Applications

Intellectual Property(3)

CONFIDENTIAL

US Patents

INVENTION TITLE Inventor	Client Attys	CPH Docket Your Reference Prior Docket No.	Case Type RefCase	SERIAL NO. PATENT NO.	FILED ISSUED	Assignee	STATUS	REMARKS	SCHEDULED ACTIONS
MERCHANDISE DISPLAY CASE AND SYSTEM Joseph Cimini et al.	N276 MM/AW	47953-USA UNITED STATES	UTL-ORD	10/103172 6607275	03/20/2002 08/19/2003	The Neiman Marcus Group, Inc.	ISSUED	CON TO 50291, Projected publication date 9/25/03	MAINT FEE 3.5 DUE 02/19/2007 MAINT FEE 7.5 DUE 02/19/2011 MAINT FEE 11.5 DUE 02/19/2015
MERCHANDISE DISPLAY CASE AND SYSTEM Joseph Cimini et al.	N276 MM/AW	48103-USA UNITED STATES	DES-ORD	29/157496 D473074	03/20/2002 04/15/2003	The Neiman Marcus Group, Inc.	ISSUED
MERCHANDISE DISPLAY CASE AND SYSTEM Joseph Cimini et al.	N276 AW	50291-USA UNITED STATES	UTL-CON Of 47953	10/431091	05/07/2003 12/07/2004	The Neiman Marcus Group, Inc.	ISSUED	Ancestor Case: 47953 Filed 03/20/2002. Pub. No. 2003- 0206275-A1. CON of 47953	MAINT FEE 3.5 DUE 06/07/2008 MAINT FEE 7.5 DUE 06/07/2012 MAINT FEE 11.5 DUE 06/07/2016
VIDEO MENU TBD TBD	N276 AW	51591-USA UNITED STATES	UTL-ORD			Not Assigned	NOT MAILED
INCASE WATCH PRESENTATIONS tbd tbd	N276 AW	52428-USA UNITED STATES	UTL-ORD			Not Assigned	NOT MAILED

(3) Per the Credit Agreement and Security Agreement, a security interest is to be granted in all of the scheduled Intellectual Property; however, only the U.S. Intellectual Property will be perfected with the filing of UCC financing statements and registration/filing in the USPTO and/or US Copyright Office.

INVENTION TITLE Inventor	Client Attys	CPH Docket Your Reference Prior Docket No.	Case Type RefCase	SERIAL NO. PATENT NO.	FILED ISSUED	Assignee	STATUS	REMARKS	SCHEDULED ACTIONS
Jewelry display case tbd tbd	N276 AW	52429-USA UNITED STATES	UTL-ORD			Not Assigned	NOT MAILED

Foreign Patents

INVENTION TITLE Inventor	Client Attys	CPH Docket Your Reference Prior Docket No.	Case Type RefCase	SERIAL NO. PATENT NO.	FILED ISSUED	Assignee	STATUS	REMARKS	SCHEDULED ACTIONS
MERCHANDISE DISPLAY CASE AND SYSTEM Joseph Cimini et al.	N276 MM/AW	47953-CAN CANADA	UTL-PCT 47953	2479836	03/06/2003	The Neiman Marcus Group, Inc.	ALLOWED 10/04/2007		INSTRUCTION TO RQST EXAM 09/17/2004 FU: NEXT PTO ACTION 09/17/2006 ANNUITY DUE 03/06/2006
MERCHANDISE DISPLAY CASE AND SYSTEM Joseph Cimini et al.	N276 MM/AW	47953-EPO EUROPEAN	UL-PCT 47953	03716339.1	03/06/2003	The Neiman Marcus Group, Inc.	PENDING		FILING RECEIPT RCVD 09/30/2004 FU: NEXT PTO ACTION 3/30/2005
									DEADLINE TO REGISTER IN HKO DEADLINE TO FILE CASE 06/15/2005 ANNUITY DUE 03/06/2006
MERCHANDISE DISPLAY CASE AND SYSTEM Joseph Cimini et al.	N276 MM/AW	47953-JPN JAPAN	UL-PCT 47953	2003-579006	03/06/2003	The Neiman Marcus Group, Inc.	PENDING
MERCHANDISE DISPLAY CASE AND SYSTEM Joseph Cimini et al.	N276 MM/AW	47953PCT PATIENT COOPERA TION TREATY	UTL-ORD	US03/06837	03/06/2003	The Neiman Marcus Group, Inc.	NATIONAL 09/13/2004
MERCHANDISE DISPLAY CASE AND SYSTEM Joseph Cimini et al.	N276 MM/AW	47953-PRC CHINA	UTL-PCT of 47953	03807707.8	03/06/2003	The Neiman Marcus Group, Inc.	PUBLISHED 07/27/2005		INSTRUCTION TO RQST EXAM 09/30/2004 FU: NEXT PTO ACTION 09/30/2005

US Trademarks

MARK	Client Attys	CPH Docket Your Reference	Mark Type Class	SERIAL NO. REG. NO.	FILED ISSUED	Owner/ Registrant	STATUS	SCHEDULED ACTIONS
745 CAFÉ	N276 MM	46759-USA UNITED STATES	SM 42	74/077475 1705974	07/11/1990 08/04/1992	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	08/04/2012
BALE OF COTTON DESIGN	N276 MM	43885-USA UNITED STATES	TM 24	79389 1152461	03/08/1976 04/28/1981	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/28/2011
BERGDORF GOODMAN	N276 MM	45712-USA UNITED STATES	SM 39	72/269394 845203	04/18/1967 02/27/1968	NM Nevada Trust	REGISTERED	RENEWAL DUE	02/27/2018
BERGDORF GOODMAN	N276 MM	46772-USA UNITED STATES	TM 03, 05, 14, 18, 20, 25	72/269376 866011	04/18/1967 03/11/1969	NM Nevada Trust	REGISTERED	RENEWAL DUE	03/11/2009
BERGDORF GOODMAN	N276 MM	46773-USA UNITED STATES	SM 42	72/4661163 992733	08/20/1973 09/03/1974	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/03/2014
BERGDORF GOODMAN (stylized)	N276 MM	43073 USA UNITED STATES	TM 39	72/028482 674632	04/19/1957 02/24/1959	NM Nevada Trust	REGISTERED	RENEWAL DUE	02/24/2009
BERGDORF GOODMAN (stylized)	N276 MM	43073 USA (01) UNITED STATES	TM/SM 25, 42	74/477798 1902799	01/10/1994 07/04/1995	NM Nevada Trust	REGISTERED	RENEWAL DUE	07/04/2015
Design (building with fountain)	N276 MM	45715-USA UNITED STATES	TM 03, 05, 14, 20, 25, 18	272135 866012	05/23/1967 03/11/1969	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	09/11/2009
Design (M made of parallel lines)	N276 MM	46758-USA UNITED STATES	TM 25	74/150565 1720383	03/25/1991 09/29/1992	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	09/29/2012
Design (man eating grapes in circle)	N276 MM	46776-USA UNITED STATES	TM 29, 30	73/256304 1185014	03/31/1980 01/05/1982	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	01/05/2012
FIRST CALL	N276 MM	46732-USA UNITED STATES	SM 42	73/578333 1417026	01/21/1986 11/11/1986	NM Nevada Trust	REGISTERED	RENEWAL DUE	11/11/2016
GRAND FINALE	N276 MM	44464-USA UNITED STATES	SM 42	73/769815 1558578	12/16/1988 09/26/1989	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	09/26/2009
HOLIDAY GLORIES	N276 MM	49567-USA UNITED STATES	SM 35	78/198064 2857879	12/26/2002 06/29/2004	The Neiman Marcus Group, Inc.	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	06/29/2010 06/29/2014
HORCHOW	N276 MM	44466-USA UNITED STATES	SM 42	74/099076 1673768	09/21/1990 01/28/1992	NM Nevada Trust	REGISTERED	RENEWAL DUE	01/28/2012
HORCHOW	N276 MM	44466-USA (01) UNITED STATES	TM 25	74/098916 1651562	09/20/1990 07/23/1991	NM Nevada Trust	REGISTERED	RENEWAL DUE	07/23/2011
HORCHOW and design (in circle)	N276 MM	46714-USA UNITED STATES	SM 42	73/347133 1249400	01/25/1982 08/23/1983	NM Nevada Trust	REGISTERED	RENEWAL DUE	08/23/2013
HORCHOW and design (in circle)	N276 MM	46715-USA UNITED STATES	TM 16	73/347132 1262784	01/25/1982 01/03/1984	NM Nevada Trust	REGISTERED	RENEWAL DUE	01/03/2014

MARK	Client Attys	CPH Docket Your Reference	Mark Type Class	SERIAL NO. REG. NO.	FILED ISSUED	Owner/ Registrant	STATUS	SCHEDULED ACTIONS
HORCHOW FINALE	N276 MM	47949-USA UNITED STATES	SM 35	76/390251 2688395	04/03/2002 02/18/2003	NM Nevada Trust	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DATE	02/18/2009 02/18/2013
IN CIRCLE ENTRÉE (stylized)	N276 MM	46745-USA UNITED STATES	TM 16	75/606548 2302197	12/16/1998 12/21/1999	The Neiman Marcus Group, Inc.	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	12/21/2005 12/21/2009
INCIRCLE REWARDS	N276 MM	44810-USA UNITED STATES	SM 35, 36	76/044420 2442806	05/09/2000 04/10/2001	The Neiman Marcus Group, Inc.	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	04/10/2007 04/10/2011
INGENUITY	N276 MM	44278-USA UNITED STATES	SM 35	76/139148 2616789	10/02/2000 09/10/2002	The Neiman Marcus Group, Inc.	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	09/10/2008 09/10/2012
LAST CALL	N276 MM	46731-USA UNIED STATES	SM 42	74/311238 1774545	09/04/1992 06/01/1993	NM Nevada Trust	REGISTERED	RENEWAL DUE	06/01/2013
MARCUS	N276 MM	42674-USA UNITED STATES	TM 25	75/465968 2404570	04/10/1998 11/14/2000	NM Nevada Trust	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	11/14/2006 11/14/2010
MARCUS	N276 MM	46762-USA UNITED STATES	TM 25	74/150535 1671225	03/25/1991 1671225	NM Nevada Trust	REGISTERED	RENEWAL DUE	01/07/2012
MARIPOSA	N276 MM	46741-USA UNITED STATES	SM 42	75/339782 2164159	08/12/1997 06/09/1998	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	06/09/2018
NEIMAN MARCUS	N276 MM	43026-USA UNITED STATES	TM 30	73/756014 1593195	10/05/1988 04/24/1990	NM Nevada Trust	REGISTERED	RENEWAL DUE	04/24/2010
NEIMAN MARCUS	N276 MM	43682 USA UNITED STATES	SM 36	75/433896 2209260	02/13/1998 12/08/1998	NM NEVADA TRUST	REGISTERED	RENEWAL DUE	12/08/2018
NEIMAN MARCUS	N276 MM	45697-USA UNITED STATES	SM 42	72/377875 934177	12/04/1970 05/16/1972	NM Nevada Trust	REGISTERED	RENEWAL DUE	05/16/2012
NEIMAN MARCUS	N276 MM	51235-USA UNITED STATES	TM/SM 29, 30, 31, 32, 35	78/374184 2959652	02/25/2004 06/07/2005	NM Nevada Trust	REGISTERED	RENEWAL DUE	06/07/2015
NEIMAN MARCUS (stylized)	N276 MM	46761-USA UNITED STATES	TM/SM 25, 42	74/216290 1733202	10/25/1991 11/17/1992	NM Nevada Trust	REGISTERED	RENEWAL DUE	11/17/2012
NEIMAN-MARCUS	N276 MM	43910-USA UNITED STATES	TM 25	73/196302 1154006	12/11/1978 05/12/1981	NM Nevada Trust	REGISTERED	RENEWAL DUE	05/2/2011
NEIMAN-MARCUS (script)	N276 MM	45704-USA UNITED STATES	TM 25	71/664021 601375	04/06/1954 01/25/1955	NM Nevada Trust	REGISTERED	RENEWAL DUE	01/25/2015
NEIMAN-MARCUS (script)	N276 MM	45706-USA UNITED STATES	TM 14	71/666680 601864	05/19/1954 02/08/1955	NM Nevada Trust	REGISTERED	RENEWAL DUE	02/08/2015
NEIMAN-MARCUS (stylized)	N276 MM	45705-USA UNITED STATES	TM 25	71/666681 601723	05/19/1954 02/01/1955	NM Nevada Trust	REGISTERED	RENEWAL DUE	02/01/2015
NEW LEVEL OF BEAUTY	N276 MM	46742-USA UNITED STATES	SM 35	75/834236 2541276	10/28/1999 02/19/2002	The Neiman Marcus Group, Inc.	REGISTERED	Sections 8 & 15 Due RENEWAL DUE	02/19/2008 02/19/2012
NM	N276 MM	46726-USA UNITED STATES	SM 42	73/777452 1558605	01/30/1989 09/26/1989	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/26/2009

MARK	Client Attys	CPH Docket Your Reference	Mark Type Class	SERIAL NO. REG. NO.	FILED ISSUED	Owner/ Registrant	STATUS	SCHEDULED ACTIONS
NM	N276 MM	48177-USA UNITED STATES	TM 14	76/415449 2758362	05/30/2002 09/02/2003	NM Nevada Trust	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	09/02/2009 09/02/2013

NM BABY	N276 MM	45244-USA UNITED STATES	TM 24, 25	76/259329 2848030	05/18/2001 06/01/2004	NM Nevada Trust	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	06/01/2010 06/01/2014

NM ESPRESSO BAR	N276 MM	46740-USA UNITED STATES	SM 35	75/329151 2162193	07/23/1997 06/02/1998	NM Nevada Trust	REGISTERED	RENEWAL DUE	06/02/2018
NM GIFT CARD	N276 MM	46738-USA UNITED STATES	SM 36	75/279273 2137494	04/22/1997 02/17/1998	NM Nevada Trust	REGISTERED	RENEWAL DUE	02/17/2018
NM TO GO (stylized)	N276 MM	46746-USA UNITED STATES	SM 42	75/568610 2289047	10/13/1998 10/26/1999	NM Nevada Trust	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	10/26/2005 10/26/2009
ON 5IVE	N276 MM	46754-USA UNITED STATES	SM 42	74/321399 1793077	10/09/1992 09/14/1993	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	09/14/2013
PLATINUM PREFERENCE REWARDS	N276 MM	52341-USA UNITED STATES	SM 35	78/420272 2997522	05/17/2004 09/20/2005	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	09/20/2015
PLAZA COLLECTIONS	N276 MM	46775-USA UNITED STATES	SM 42	73/263304 1173731	05/23/1980 10/13/1981	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	10/13/2011
RED RIVER (stylized in the color red)	N276 MM	46778-USA UNITED STATES	TM 25	73/167545 1193657	05/25/1978 04/13/1982	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/13/2012
RED RIVER and design (backwards R and bull head in box)	N276 MM	46735-USA UNITED STATES	TM 29, 30	73/396230 1288052	09/30/1982 07/31/1984	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	07/31/2014
SWEET PEPPERS	N276 MM	46753-USA UNITED STATES	TM 30	74/308816 1766092	08/2/1992 04/20/1993	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/20/2013
THE ADDITION	N276 MM	53426-USA UNITED STATES	SM 35	78/510213 3035428	11/02/2004 12/27/2005	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	12/27/2015
THE ART OF FASHION	N276 MM	46739-USA UNITED STATES	SM 35	75/377610 2277234	10/22/1997 09/14/1999	The Neiman Marcus Group, Inc.	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	09/14/2005 09/14/2009
THE BOOK	N276 MM	44829-USA UNITED STATES	SM 35	75/606549 2317384	12/16/1998 02/08/2000	The Neiman Marcus Group, Inc.	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	02/08/2006 02/08/2010
THE BOOK	N276 MM	48461-USA UNITED STATES	SM 35	76/417927 2697746	06/05/2002 03/18/2003	The Neiman Marcus Group, Inc.	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	03/18/2009 03/18/2013
THE BRIDAL GIFTKEEPER	N276 MM	46723-USA UNITED STATES	SM 42	73/529226 1384856	03/28/1985 02/25/1986	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	02/25/2016
THE FRESHMARKET	N276 MM	46721-USA UNITED STATES	SM 42	74/225486 1804890	11/24/1991 11/16/1993	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	11/16/2013
THE MERMAID BAR	N276 MM	4460-USA UNITED STATES	SM 42	74/225488 1726520	11/26/1991 10/20/1992	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	10/20/2012

MARK	Client Attys	CPH Docket Your Reference	Mark Type Class	SERIAL NO. REG. NO.	FILED ISSUED	Owner/ Registrant	STATUS	SCHEDULED ACTIONS
THE NM CAFE	N276 MM	44462-USA UNITED STATES	SM 42	74/212602 1726506	10/11/1991 10/20/1992	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/20/2012
THE ZODIAC	N276 MM	46769-USA UNITED STATES	SM 42	72/355186 1218744	03/18/1982 11/30/1982	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	11/30/2012
TRIFLES	N276 MM	46710-USA UNITED STATES	SM 42	73/769793 1557360	12/16/1988 09/19/1989	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	09/19/2009
VERY BERGDORF	N276 MM	50600-USA UNITED STATES	SM 35	78/270175 2856065	07/03/2003 06/22/2004	NM Nevada Trust	REGISTERED	SECTIONS 8 & 15 DUE RENEWAL DUE	06/22/2010 06/22/2014

Foreign Trademarks

MARK	Client Attys	CPH Docket Your Reference	Mark Type Class	SERIAL NO. REG. NO.	FILED ISSUED	Owner/ Registrant	STATUS	SCHEDULED ACTIONS
BERGDORF GOODMAN	N276 MM	44461-BEN BENELUX	TM 25	708867 443575	12/23/1987 12/23/1987	NM Nevada Trust	REGISTERED	RENEWAL DUE	12/23/2017
BERGDORF GOODMAN	N276 MM	44461-COL COLOMBIA	TM 35	244452 121107	05/09/1985 04/21/1988	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/20/2013
BERGDORF GOODMAN	N276 MM	44461-ECM EUROPEAN COMMUNITY	TM 03, 14, 18, 21, 25, 28, 29, 30	176628 176628	04/01/1996 02/22/1999	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/01/2016
BERGDORF GOODMAN	N276 MM	44461-JPN JAPAN	TM 20, 24, 25	129598/73 1648446	08/13/1973 01/26/1984	NM Nevada Trust	REGISTERED	RENEWAL DUE	01/26/2014
BERGDORF GOODMAN	N276 MM	44461-PAR PARAGUAY	TM 25	87/915 293504	02/12/1987 10/13/2006	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/13/2016
BERGDORF GOODMAN	N276 MM	44461-PAR (01) PARAGUAY	TM 28	87/916 293929	02/12/1987 10/30/2006	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/30/2016
BERGDORF GOODMAN	N276 MM	44461-PAR (02) PARAGUAY	SM 35	87/917 293928	02/12/1987 10/30/2006	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/30/2016
BERGDORF GOODMAN	N276 MM	44461-PRC CHINA	TM 28	3013771 3013771	11/08/2001 01/28/2003	NM Nevada Trust	REGISTERED	RENEWAL DUE	01/27/2013
BERGDORF GOODMAN (stylized)	N276 MM	43073-CAN CANADA	TM 03, 14, 18, 20, 25	307862 165467	09/22/1967 10/03/1969	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/03/2014
BERGDORF GOODMAN (stylized)	N276 MM	43073-CAN (01) CANADA	SM	371945 213031	01/25/1974 04/02/1976	NM Nevada Trust	REGISTERED	RENEWAL DUE	04/02/2021
BERGDORF GOODMAN (stylized)	N276 MM	43073-CAN (02) CANADA	TM	307860 165316	09/22/1967 09/26/1969	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/26/2014
BERGDORF GOODMAN		BENELUX		709299 157422	12/23/1987 12/23/1989	NM Nevada Trust	REGISTERED	RENEWAL DUE	12/23/2015
HORCHOW	N276 MM	44466-CAN CANADA	TM	632621 379980	05/24/1989 02/15/1991	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	02/15/2021
HORCHOW	N276 MM	44466-JPN JAPAN	TM 20	92117/95 4071160	09/08/1995 10/17/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/17/2017
HORCHOW	N276 MM	44466-JPN (01) JAPAN	TM 21	6708/95 4071160	01/30/1995 06/13/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	06/13/2017
HORCHOW	N276 MM	44466-JPN (02) JAPAN	TM 24	92118/95 3350113	09/08/1995 10/03/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/03/2017

MARK	Client Attys	CPH Docket Your Reference	Mark Type Class	SERIAL NO. REG. NO.	FILED ISSUED	Owner/ Registrant	STATUS	SCHEDULED ACTIONS
HORCHOW	N276 MM	44466-JPN (03) JAPAN	TM 25	92119/95 3354442	09/08/1995 10/24/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/24/2017
HORCHOW and design (in circle)	N276 MM	46715-CAN CANADA	TM/SM	632607 379978	05/24/1989 02/15/1991	NM Nevada Trust	REGISTERED	RENEWAL DUE	02/15/2021
MISS BERGDORF	N276 MM	44456-AUS AUSTRALIA	TM 25	A281891 A281891	09/19/1974 09/19/1974	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/19/2009
MISS BERGDORF	N276 MM	44456-CAN CANADA	TM 03	380529 212712	11/14/1974 03/12/1976	NM Nevada Trust	REGISTERED	RENEWAL DUE	03/12/2021
MISS BERGDORF	N276 MM	44456-ENG UNITED KINGDOM	TM 25	1061201 1061201	04/05/1976 04/05/1976	NM Nevada Trust	REGISTERED	RENEWAL DUE	04/05/2017
N-M IN SQUARE and design	N276 MM	44459-FRA FRANCE	TM 03, 09, 11, 14, 16, 18, 20, 21, 24, 25, 28, 34	71093	08/03/1968 10/31/1968	NM Nevada Trust	REGISTERED	RENEWAL DUE	08/03/2018
NEIMAN MARCUS	N276 MM	42673-ARG ARGENTINA	SM 35	2091144 1869241	07/10/1997 04/29/2002	NM Nevada Trust	REGISTERED	RENEWAL DUE	04/29/2012
NEIMAN MARCUS	N276 MM	42673-BRA BRAZIL	TM 25.10, 25.20, 25.30	818619490 818619490	06/30/1995 10/14/19997	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	10/14/2017
NEIMAN MARCUS	N276 MM	42673-CHI CHILE	TM 25	123417 604763	12/16/1988 05/17/1991	NM NEVADA TRUST	REGISTERED	RENEWAL DUE	10/04/2011
NEIMAN MARCUS	N276 MM	42673-ECM EUROPEAN COMMUNITY	TM 03, 14, 18, 21, 25, 28, 29, 30	176560 176560	04/01/1996 11/25/1998	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/01/2016
NEIMAN MARCUS	N276 MM	42673-ENG UNITED KINGDOM	TM 25	1522317 1522317	12/24/1992 11/25/1994	NM Nevada Trust	REGISTERED	RENEWAL DUE	12/24/2009
BERGDORF GOODMAN		UNITED KINGDOM		1024846 1024846	02/13/1974 02/13/1974	NM Nevada Trust	REGISTERED	RENEWAL DUE	02/12/2015
NEIMAN MARCUS	N276 MM	42673-HKO HONG KONG	SM 42	92/09614 6034/94	04/01/1992 10/14/1994	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	04/01/2013
NEIMAN MARCUS	N276 MM	42673-JPN JAPAN	TM 03, 06, 08, 10, 14, 18, 21, 25, 26	78627/88 2297503	07/11/1988 01/31/1991	NM Nevada Trust	REGISTERED	RENEWAL DUE	01/31/2011
NEIMAN MARCUS	N276 MM	42673-JPN (01) JAPAN	TM 21	92121/95 4064383	09/08/1995 10/03/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/03/2017
NEIMAN MARCUS	N276 MM	42673 JPN (02) JAPAN	TM 20	92120/95 4071161	09/08/1995 10/17/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/17/2017
NEIMAN MARCUS	N276 MM	42673-JPN (03) JAPAN	TM 24	92122/95 4002773	09/08/1995 05/23/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	05/23/2017

MARK	Client Attys	CPH Docket Your Reference	Mark Type Class	SERIAL NO. REG. NO.	FILED ISSUED	Owner/ Registrant	STATUS	SCHEDULED ACTIONS
NEIMAN MARCUS	N276 MM	42673-KOR KOREA	SM 25, 35, 42	98-11 343	03/02/1998 08/25/1999	NM Nevada Trust	REGISTERED	RENEWAL DUE	08/25/2009
NEIMAN MARCUS	N276 MM	42673-PER PERU	TM 25	215588 1825	02/04/1993 10/12/1993	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/12/2013
NEIMAN MARCUS	N276 MM	42673-SAU SAUDI ARABIA	TM 25	8631 212/97	03/19/1989 03/19/1989	NM Nevada Trust	REGISTERED	RENEWAL DUE	08/12/2017
NEIMAN MARCUS	N276 MM	42673-TUR TURKEY	TM/SM 25, 35	2000/13063 2000/13063	06/29/2000 06/29/2000	NM NEVADA TRUST	REGISTERED	RENEWAL DUE	06/29/2010
NEIMAN MARCUS	N276 MM	44995-PRC CHINA	TM 25	3280328	08/20/2002	NM Nevada Trust	PENDING
NEIMAN MARCUS	N276 MM	49101-INO INDONESIA	TM 25	0179501821	01/24/2003	NM Nevada Trust	PENDING
NEIMAN-MARCUS	N276 MM	43910-BEN BENELUX	TM 25	708866 443574	12/23/1987 12/23/1987	NM Nevada Trust	REGISTERED	RENEWAL DUE	12/23/2017
NEIMAN-MARCUS	N276 MM	43910-BEN (01) BENELUX	SM 35, 39	709298 157421	12/23/1989 12/23/1987	NM Nevada Trust	REGISTERED	RENEWAL DUE	12/23/2009
NEIMAN-MARCUS	N276 MM	43910-CAN CANADA	TM/SM	353942 191255	06/02/1972 05/25/1973	NM Nevada Trust	REGISTERED	RENEWAL DUE	05/25/2018
NEIMAN-MARCUS	N276 MM	43910-CHI CHILE	SM 35, 39	71103 479530	05/26/1986 12/30/1986	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	02/12/2017
NEIMAN-MARCUS	N276 MM	43910-JPN JAPAN	TM 25	120033/72 1166438	08/31/1972 10/27/1975	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/27/2015
NEIMAN-MARCUS	N276 MM	43910-MEX MEXICO	TM 25	205219 328936	08/31/1982 07/14/1987	Carter Hawley Hal Stores Inc.	REGISTERED	RENEWAL DUE	08/31/2012
NEIMAN-MARCUS	N276 MM	43910-MEX (01) MEXICO	TM 21	295388	09/19/1983 09/19/1983	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/19/2013
NEIMAN-MARCUS	N276 MM	43910-MEX (02) MEXICO	TM 21	295389	09/19/1983 09/19/1983	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/19/2013
NEIMAN-MARCUS	N276 MM	43910-MEX (03) MEXICO	TM 03	295390	09/19/1983 09/19/1983	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/19/2013
NEIMAN-MARCUS	N276 MM	43910-MEX (04) MEXICO	TM 14	295387	09/19/1983 09/19/1983	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/19/2013
NEIMAN-MARCUS	N276 MM	43910-MEX (05) MEXICO	TM 18	295386	09/19/1983 09/19/1983	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/19/2013
NEIMAN-MARCUS	N276 MM	43910-MEX (06) MEXICO	SM 42	150590 230608	08/21/1979 08/21/1979	NM Nevada Trust	REGISTERED	RENEWAL DUE	08/21/2014
NEIMAN-MARCUS	N276 MM	43910-MON MONACO	TM 03, 05, 21	96-17209	06/27/1966 06/27/1966	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	06/27/2016

MARK	Client Attys	CPH Docket Your Reference	Mark Type Class	SERIAL NO. REG. NO.	FILED ISSUED	Owner/ Registrant	STATUS	SCHEDULED ACTIONS
NEIMAN-MARCUS (script)	N276 MM	42715-URU URUGUAY	TM 25	191339 179567	01/13/1984 03/21/1985	NM NEVADA TRUST	REGISTERED	RENEWAL DUE	03/21/2015
NEIMAN-MARCUS (stylized)	N276 MM	44463-FRA FRANCE	TM 03, 09, 11, 14, 16, 18, 20, 21, 24, 25, 28, 34	71092	10/31/1968 10/31/1968	NM Nevada Trust	REGISTERED	RENEWAL DUE	08/03/2018
NEIMAN-MARCUS		FRANCE		952705 1487039	09/06/1988 09/06/1988	NM NEVADA TRUST	REGISTERED	RENEWAL DUE	08/03/2018
NM and design		FRANCE		952706 1487040	09/06/1988 09/06/1988	NM NEVADA TRUST	REGISTERED	RENEWAL DUE	09/06/2018
NM and design		FRANCE		952707 1487041	09/06/1988 09/06/1988	NM NEVADA TRUST	REGISTERED	RENEWAL DUE	09/06/2018
NEIMAN-MARCUS and design (helmet)	N276 MM	44457-HKO HONG KONG	TM 25	2119/79 69/81	09/24/1979 09/24/1979	NM Nevada Trust	REGISTERED	RENEWAL DUE	06/24/2014
NEIMAN-MARCUS and Katakana	N276 MM	44458-JPN (01) JAPAN	TM 18, 21, 25, 26	86432/79 1607515	11/14/1979 07/28/1983	NM Nevada Trust	REGISTERED	RENEWAL DUE	0728/2013
NEIMAN-MARCUS and Katakana	N276 MM	44458-JPN (01) JAPAN	TM 04	14915/79 1618015	03/05/1979 09/29/1983	NM Nevada Trust	REGISTERED	RENEWAL DUE	09/29/2013
NEIMAN-MARCUS and Katakana	N276 MM	44458-JPN (02) JAPAN	TM 24	86434/79 1758188	11/14/1979 04/03/1985	NM Nevada Trust	REGISTERED	RENEWAL DUE	04/03/2015
NEIMAN-MARCUS and Katakana	N276 MM	44458-JPN (03) JAPAN	TM 25	31809/73 1194625	02/21/1973 04/12/1976	NM Nevada Trust	REGISTERED	RENEWAL DUE	04/12/2016
NEIMAN-MARCUS and Katakana	N276 MM	44458-JPN (04) JAPAN	TM 09, 14	86433/79 1586076	11/14/1979 05/26/1983	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	05/26/2013
NM NEIMAN MARCUS	N276 MM	46752-JPN JAPAN	TM 20	92124/95 4071162	09/08/1995 10/17/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/17/2017
NM NEIMAN MARCUS	N276 MM	46752-JPN (01) JAPAN	TM 21	92125/95 4064384	09/08/1995 10/03/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	10/03/2017
NM NEIMAN MARCUS	N276 MM	46752-UPN (02) JAPAN	TM 24	92126/95 4002774	09/08/1995 05/23/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	05/23/2017
NM NEIMAN MARCUS	N276 MM	46752-JPN (03) JAPAN	TM 25	92127/95 4009125	09/08/1995 06/06/1997	NM Nevada Trust	REGISTERED	RENEWAL DUE	06/06/2017
RED RIVER and design (backwards R and bull head in box)	N276 MM	46743-JPN JAPAN	TM 30	179891/97 4258331	11/27/1997 04/02/1999	The Neiman Marcus Group, Inc.	REGISTERED	REGISTERED	04/02/2019
RED RIVER and design (backwards R and bull head in box)	N276 MM	46735-JPN(01) JAPAN	TM 29	92123/95 4034705	09/08/1995 07/25/1997	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	07/25/2017

MARK	Client Attys	CPH Docket Your Reference	Mark Type Class	SERIAL NO. REG. NO.	FILED ISSUED	Owner/ Registrant	STATUS	SCHEDULED ACTIONS
ON 5IVE CAFÉ	N276 MM	49748-NY NEW YORK	TM 42	S-18253	02/11/2003	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	02/11/2013
THE ROTUNDA	N276 MM	46763-CA CALIFORNIA	SM 42	40588	06/19/1992	The Neiman Marcus Group, Inc.	REGISTERED	RENEWAL DUE	06/19/2012

New Trademarks

Mark	Mark Type Class	Ser. No. Reg. No.	Filed Issued	Owner/Registrant	Status	Scheduled Actions
5F	TM/SM 14, 18, 25, 35	78/661805 3486249	06/30/2005 08/12/2008	The Neiman Marcus Group, Inc	Registered	Affidavit of Use Renewal Due	08/12/2014 08/12/2018
IN design	SM 36	78/765123 3370501	12/01/2005 01/15/2008	The Neiman Marcus Group, Inc	Registered	Affidavit of Use Renewal Due	01/15/2014 01/15/2018
INCIRCLE	SM 36	78/755584 3370473	11/16/2005 01/15/2008	The Neiman Marcus Group, Inc	Registered	Affidavit of Use Renewal Due	01/15/2014 01/15/2018
COUTOUR	SM 39, 43	78/578387 3184687	03/02/2005 12/12/2006	The Neiman Marcus Group, Inc	Registered	Affidavit of Use Renewal Due	12/12/2012 12/12/2016
INCIRCLE design	SM 35, 36	77/588528	10/08/2008	The Neiman Marcus Group, Inc	Pending
NEIMANS	TM/SM 14, 25, 35	77/735670	05/13/2009	The Neiman Marcus Group, Inc	Pending
BERGDORF’S	SM 35	77/523569	07/16/2008	The Neiman Marcus Group, Inc	Pending
NMG RESOLUTIONS	SM 45	77/352859 3475891	12/14/2007 07/29/2008	The Neiman Marcus Group, Inc	Registered	Affidavit of Use Renewal Due	07/29/2014 07/29/2018
CUSP	SM 35	76/661018 3472762	06/05/2006 07/22/2008	The Neiman Marcus Group, Inc	Registered	Affidavit of Use Renewal Due	07/22/1014 07/22/2018
BUTTERFLY design	TM 16	76/676700 3587563	05/11/2007 03/10/2009	The Neiman Marcus Group, Inc	Registered	Affidavit of Use Renewal Due	03/10/2015 03/10/2019
STILETTO STRUT	SM 36	76/676701 3454294	05/11/2007 06/24/2008	The Neiman Marcus Group, Inc	Registered	Affidavit of Use Renewal Due	06/24/2014 06/24/2018
CUSPARRAZI	SM 41	76/678780 3367555	06/27/2007 01/15/2008	The Neiman Marcus Group, Inc	Registered	Affidavit of Use Renewal Due	01/15/2014 01/15/2018
HORCHOW GIFT CARD	SM 36	76/672527 3315415	02/07/2007 10/23/2007	The Neiman Marcus Group, Inc	Registered	Affidavit of Use Renewal Due	10/23/2013 10/23/2017

Copyrights(4)

Registered Owner	Copyright Description	NMG Id	Registration No.	Effective Date Of Registration
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Jeweled Tiger	NM 20001	VA 1-172-404	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Tiger Print	NM20002	VA 1-172-405	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Amber Crystal Turtle	NM20003	VA 1-172-407	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Mahogany Egg	NM20004	VA 1-172-406	1/21/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Amber Scallops	NM2006	VA 1-172-409	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Jungle Harlequin	NM20008	VA 1-172-408	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Jungle Florentine	NM20009	VA 1-172-440	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Amber Jeweled Egg	NM20010	VA 1-172-439	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Green Jeweled Egg	NM20011	VA 1-172-438	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Jeweled Egg	NM20012	VA 1-172-437	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Small Golden Finial	NM20016	VA 1-172-412	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Large Plum Finial	NM20018	VA 1-172-410	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Large Topaz Finial	NM20019	VA 1-172-395	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Large Red Finial	NM20020	VA 1-172-394	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Bejeweled Butterfly	NM20021	VA 1-172-431	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Salamander Egg	NM20024	VA 1-172-430	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Dragon Fly Egg	NM20025	VA 1-172-435	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Starburst Heart	NM20026	VA 1-172-434	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Jeweled Heart	NM20027	VA 1-172-433	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Plum Ball	NM20028	VA 1-172-432	1/31/2003

(4) All scheduled copyrights are owned or beneficially owned by The Neiman Marcus Group, Inc.

Registered Owner	Copyright Description	NMG Id	Registration No.	Effective Date Of Registration
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Crystal Ball	NM20029	VA 1-172-445	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Plum Ball	NM20030	VA 1-172-444	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Gold Moons/Stars	NM20033	VA 1-172-443	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Amber Daisy	NM20034	VA 1-172-442	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Daisy	NM20035	VA 1-172-441	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Plum Swirls	NM20036	VA 1-172-416	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Swirls	NM20037	VA 1-172-415	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Glass Heart	NM20038	VA 1-172-414	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Jeweled Ball	NM20039	VA 1-172-413	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Jeweled Gift	NM20040	VA 1-172-436	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Bow Egg	NM20041	VA 1-172-398	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Scallop	NM20042	VA 1-172-397	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Phoenix Egg	NM20043	VA 1-172-396	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Scroll Egg	NM20045	VA 1-172-425	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Plum Lattice Heart	NM20046	VA 1-172-424	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Frog Egg	NM20047	VA 1-172-423	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Green Frog Egg	NM20048	VA 1-172-417	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Turtle Egg	NM20049	VA 1-172-402	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Green Turtle Egg	NM20050	VA 1-172-401	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Butterfly Egg	NM20051	VA 1-172-400	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Green Butterfly Egg	NM20052	VA 1-172-399	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Florentine Star	NM20053	VA 1-172-422	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Baby’s First	NM20054	VA 1-172-421	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Florentine Egg	NM20056	VA 1-172-420	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Purple Moons/Stars	NM20057	VA 1-172-419	1/31/2003

Registered Owner	Copyright Description	NMG Id	Registration No.	Effective Date Of Registration
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Moon/Stars	NM20058	VA 1-172-418	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Salamander Egg	NM20059	VA 1-172-429	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Dark Amber/Florentine	NM20060	VA 1-172-428	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Plum Florentine Star	NM20061	VA 1-172-427	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Plum Daisy	NM20062	VA 1-172-426	1/31/2003
The Neiman Marcus Group, Inc.	Jay Strongwater Christmas Ornament: Red Scroll Egg	NM20066	VA 1-172-403	1/31/2003
The Neiman Marcus Group	Neiman Marcus Taste: Timeless American Recipes.		TX 6-840-535	1/10/2008
Neiman Marcus Group	Neiman Marcus cookbook.		TX 5-786-833	11/10/2003
Neiman Marcus InCircle	Pigtails and froglegs.		TX 3-623-121	9/16/1993
Neiman Marcus InCircle	Pure & simple.		TX 3-201-185	10/28/1991
The Neiman Marcus Group, Inc.	Easter candletower.		VA 0-489-022	2/19/1992
Horchow Mail Order, Inc.	Trifles.		TX 2-498-719	2/02/1989
Horchow Mail Order, Inc.	Horchow.		TX 2-494-068	2/02/1989
Horchow Mail Order, Inc.	Grand Finales.		TX 2-493-968	2/02/1989
Horchow Mail Order, Inc.	Horchow: The Horchow Collection		TX 2-237-683	2/01/1988
Horchow Mail Order, Inc.	Horchow: The Horchow Collection		TX 2-498-718	2/02/1989
Horchow Mail Order, Inc.	Horchow: The Horchow Collection		TX 2-014-500	3/16/1987
Horchow Mail Order, Inc.	Horchow: The Horchow Collection		TX 1-741-166	1/21/1986
Horchow Mail Order, Inc.	Horchow: The Horchow Collection		TX 1-530-547	1/15/1985
Horchow Mail Order, Inc.	Horchow: The Horchow Collection		TX 1-262-241	1/09/1984
Horchow Mail Order, Inc.	Horchow: The Horchow Collection		TX 1-047-618	1/17/1983
Horchow Mail Order, Inc.	Horchow: The Horchow Collection		TX 0-896-363	12/30/1981
Horchow Mail Order, Inc.	Another Perspective from Horchow		TX 0-887-328	12/30/1981
Horchow Mail Order, Inc.	Grand Finale: Sales, Close-Outs & Special Values from Famous Companies		TX 2-493-968	2/02/1989
Horchow Mail Order, Inc.	Grand Finale: Sales, Close-Outs & Special Values from Famous Companies		TX 2-237-685	2/01/1988
Horchow Mail Order, Inc.	Grand Finale: Sales, Close-Outs & Special Values from Famous Companies		TX 2-014-499	3/16/1987
Horchow Mail Order, Inc.	Grand Finale: Sales, Close-Outs & Special Values from Famous Companies		TX 1-530-546	1/15/1985
Horchow Mail Order, Inc.	Grand Finale: Sales, Close-Outs & Special Values from Famous Companies		TX 1-741-165	1/21/1986
Horchow Mail Order, Inc.	Grand Finale: Sales, Close-Outs & Special Values from Famous Companies		TX 1-385-994	1/26/1984
Horchow Mail Order, Inc.	Grand Finale: Sales, Close-Outs & Special Values from Famous Companies		TX 1-047-557	1/17/1983
Horchow Mail Order, Inc.	Grand Finale: Sales, Close-Outs & Special Values from Famous Companies		TX 0-884-099	1/15/1982
Horchow Mail Order, Inc.	SGF: Savings on Gifts and Furnishings		TX 2-498-720	2/02/1989
Horchow Mail Order, Inc.	SGF: Savings on Gifts and Furnishings		TX 2-237-684	2/01/1988
Horchow Mail Order, Inc.	SGF: Savings on Gifts and Furnishings		TX 2-024-695	3/16/1987
Horchow Mail Order, Inc.	SGF: Savings on Gifts and Furnishings		TX 1-741-167	1/21/1986
Horchow Mail Order, Inc.	SGF: Savings on Gifts and Furnishings		TX 1-511-561	1/15/1985

Registered Owner	Copyright Description	NMG Id	Registration No.	Effective Date Of Registration
Horchow Mail Order, Inc.	SGF: Savings on Gifts and Furnishings		TX 1-398-214	1/26/1984

EXHIBIT E

(See Article II and Section 3.13 of Security Agreement)

COMMERCIAL TORT CLAIMS

The Neiman Marcus Group, Inc. (“NMG”) is currently involved in a trademark dispute with Alvin and Rosanna Green over their use of the trademark “Last Call” in domain names supporting their internet business. Both sides have filed complaints against the other in the Northern District of Texas, with Mr. and Mrs. Green alleging, among other things, that the “Last Call” trademark is generic and descriptive, and thus not enforceable. NMG has countered with claims for statutory damages under the Anti-Cyber-Squatting Act as well as damages for trademark infringement under state and federal law. Mr. and Mrs. Green are representing themselves in this litigation. Previously, NMG was successful in prosecuting a UDRP claim against Mr. and Mrs. Green relating to the domain name lastcallsales.com, which resulted in the Mr. Green’s registration of several other domain names employing the LAST CALL trademark and the above-mentioned litigation. NMG has owned the LAST CALL trademark since 1979, and intends to aggressively enforce and protect its mark in this litigation.

E-1

EXHIBIT F
(See Section 3.12 of Security Agreement and Definition of “Pledged Collateral”)

LIST OF PLEDGED COLLATERAL AND OTHER INVESTMENT PROPERTY

Grantor	Interest Issued	Record and Beneficial Owner	Percentage Ownership	Certificate Numbers
Neiman Marcus, Inc. (f/k/a Newton Acquisition, Inc.)	900 shares of Common Stock $0.01 par value	Newton Holding, LLC	100%	N/A
The Neiman Marcus Group, Inc.	900 shares of Common Stock $0.01 par value	Neiman Marcus, Inc.	100%	1
Bergdorf Goodman, Inc.	1,000 shares of Common Stock $1.00 par value	Neiman Marcus Holdings, Inc.	100%	003
Bergdorf Graphics, Inc.	1,000 shares of Common Stock $0.01 par value	Bergdorf Goodman, Inc.	100%	3
BergdorfGoodman.com, LLC	Membership Interests	The Neiman Marcus Group, Inc.	100%	N/A
Neiman Marcus Holdings, Inc.	100 shares of Common Stock $1.00 par value	The Neiman Marcus Group, Inc.	100%	3
NEMA Beverage Corporation	100 shares of Common Stock $1.00 par value	NEMA Beverage Holding Corporation	100%	003
NEMA Beverage Holding Corporation	100 shares of Common Stock $1.00 par value	NEMA Beverage Parent Corporation	100%	1
NEMA Beverage Parent Corporation	100 shares of Common Stock $1.00 par value	The Neiman Marcus Group, Inc.	100%	1
NM Financial Services, Inc.	10 shares of Common Stock No par value	The Neiman Marcus Group, Inc.	100%	1

F-1

Grantor	Interest Issued	Record and Beneficial Owner	Percentage Ownership	Certificate Numbers
NM Nevada Trust	100 shares No par value	1. The Neiman Marcus Group, Inc. 2. Bergdorf Goodman, Inc.	1. (a) 89% (b) 1% 2. (a) 9% (b) 1%	1. (a) 005 (b) 1 2. (a) 006 (b) 2
NMGP, LLC	Membership Interests	The Neiman Marcus Group, Inc.	100%	N/A
Worth Avenue Leasing Company	10 shares of Common Stock $1.00 par value	The Neiman Marcus Group, Inc.	100%	1

F-2

EXHIBIT G
(See Sections 3.1 and 3.10 of Security Agreement)

OFFICES IN WHICH FINANCING STATEMENTS
(AND, FOR INTELLECTUAL PROPERTY FILINGS, SECURITY AGREEMENTS) HAVE BEEN FILED

UCC Filings and Filing Offices

Jurisdiction	Grantor
New York	Bergdorf Goodman, Inc. Bergdorf Graphics, Inc.
Delaware	Neiman Marcus, Inc. The Neiman Marcus Group, Inc. BergdorfGoodman.com, LLC NM Financial Services, Inc.
California	Neiman Marcus Holdings, Inc.
Texas	NEMA Beverage Corporation NEMA Beverage Holding Corporation NEMA Beverage Parent Corporation
Massachusetts	NM Nevada Trust
Virginia	NMGP, LLC
Florida	Worth Avenue Leasing Company

Intellectual Property Filings and Filing Offices

Jurisdiction	Grantor
Unites States Patent and Trademark Office	The Neiman Marcus Group, Inc. NM Nevada Trust
United States Copyright Office	The Neiman Marcus Group, Inc.

G-1

EXHIBIT H

(See Section 4.4 of Security Agreement)

AMENDMENT

This Amendment, dated                              ,        is delivered pursuant to Section 4.4 of the Security Agreement defined below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Amended and Restated Pledge and Security Agreement, dated July 15, 2009, between the undersigned, as the Grantors, and Bank of America, N.A., as the Agent, (the “Security Agreement”) and that the collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in said Security Agreement.

By:
Name:
Title:

H-1

SCHEDULE I TO AMENDMENT

STOCKS

Holder	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS

Holder	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Holder	Issuer	Number	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)

Holder	Issuer	Description of Collateral	Percentage Ownership Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

COMMERCIAL TORT CLAIMS

Description of Claim	Parties	Case Number; Name of Court where Case was Filed

Exhibit I

FORM OF PERFECTION CERTIFICATE

Reference is made to the Amended and Restated Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of July 15, 2009, by and among THE NEIMAN MARCUS GROUP, INC., a Delaware corporation (the “Company”), NEIMAN MARCUS, INC., a Delaware corporation (“Holdings”), each subsidiary of the Company from time to time party thereto, the Lenders from time to time party thereto, BANK OF AMERICA, N.A. (“BANA”), as administrative agent for the Lenders thereunder (the “Agent”), and BANA and WELLS FARGO RETAIL FINANCE, LLC, as co-collateral agents. Capitalized terms used but not defined herein have the meanings set forth in either the Credit Agreement or the Security Agreement referred to therein, as applicable.

The undersigned Responsible Officer of the Company hereby certifies to the Agent and each other Secured Party as follows:

1.  Names.  (a)   The exact legal name of each Grantor, as such name appears in its respective certificate or articles of incorporation, organization or formation, is as follows:

Exact Legal Name of Each Grantor

(b)  Set forth below is each other legal name each Grantor has had in the past five years, together with the date of the relevant change:

Grantor	Other Legal Name in Past 5 Years	Date of Change

(c)  Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years.  Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization.  If any such change has

1

occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

(d)  The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units (but excluding subsidiaries that are not Grantors) in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

Grantor	Other Name Used

(e)  Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of organization or formation of each Grantor:

Grantor	Organizational Identification Number

2

(f)  Set forth below is the Federal Taxpayer Identification Number of each Grantor(1):

Grantor	Federal Taxpayer Identification Number

2.  Current Locations.  (a)  The chief executive office (or if different, the principal place of business) of each Grantor is located at the address set forth opposite its name below:

Grantor	Mailing Address	County	State

(1) Only necessary for filing in North Dakota and South Dakota.

3

Grantor	Mailing Address	County	State

b)  Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts (with each location at which chattel paper, if any, is kept being indicated by an “*”):

Grantor	Mailing Address	County	State

4

Grantor	Mailing Address	County	State

(c)  The jurisdiction of formation or organization and type of organization of each Grantor is set forth opposite its name below:

Grantor	Jurisdiction

(d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Equipment, Inventory or other tangible Collateral not identified above:

5

Grantor	Mailing Address	County	State

(e)  Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:

Grantor	Mailing Address	County	State

(f)  Set forth below is a list of all real property held by each Grantor, whether owned or leased, the name of the Grantor that owns or leases said property, and the street address for each property:

Address	Owned/Leased	Entity

(g) Set forth below opposite the name of each Grantor are the names and addresses of all Persons (including bailees and warehousemen) other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor	Third Party Provider	Mailing Address	County	State

6

3.  No Unusual Transactions.  Except as otherwise disclosed on Schedule 3 hereto, all Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

4.  File Search Reports.  File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement.

5.  UCC Filings.  Financing statements in substantially the form of Schedule 5 hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located and, to the extent any of the collateral is comprised of fixtures, in the proper local jurisdiction, in each case as set forth with respect to such Grantor in Section 2 hereof.

6.  Schedule of Filings.  Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

7.  Stock Ownership and other Equity Interests.  Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interest of each Grantor and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth on Schedule 7 is each equity investment of any Grantor that represents 10% or more of the equity of the entity in which such investment was made.

8.  Debt Instruments.  Attached hereto as Schedule 8 is a true and correct list of all promissory notes and other evidence of indebtedness held by each Grantor that is required to be pledged under the Security Agreement.

9.  Deposit Accounts.  Attached hereto as Schedule 9 is a true and correct list of deposit accounts, brokerage accounts or securities investment accounts maintained by each Grantor, including the name and address of the depositary institution, the type of account, and the account number.

10.  Assignment of Claims Act.  Attached hereto as Schedule 10 is a true and correct list of all written contracts between the Company or any Subsidiary and the United States government or any department or agency thereof that have a remaining value of at least $5,000,000, setting forth the contract number, name and address of contracting officer (or other party to whom a notice of assignment under the Assignment of Claims Act should be sent), contract start date and end date, agency with which the contract was entered into, and a description of the contract type.

11.  Advances.  Attached hereto as Schedule 11 is (a) a true and correct list of all advances made by Holdings to any subsidiary of Holdings or made by any subsidiary of Holdings to Holdings or to any other subsidiary of Holdings (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or

7

more intercompany notes pledged to the Agent under the Security Agreement and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to any Grantor.

12.  Intellectual Property.  Attached hereto as Schedule 12A is a schedule setting forth all of each Grantor’s issued Patents, registered Trademarks, pending Patent applications and pending trademark applications, including the name of the registered owner, the registration number and the expiration date (each if applicable) of each Patent and Trademark owned by any Grantor. Attached hereto as Schedule 12B is a schedule setting forth all of each Grantor’s registered Copyrights, including the name of the registered owner, the registration number and the expiration date of each Copyright owned by any Grantor.

13.  Commercial Tort Claims.  Attached hereto as Schedule 13 is a true and correct list of commercial tort claims in excess of $1,000,000 held by any Grantor for which a complaint has been filed, including a brief description thereof.

14.  Letters of Credit.  Attached hereto as Schedule 14 is a true and correct list of all Letters of Credit in a maximum available amount in excess of $1,000,000 for which any Grantor is a beneficiary or assignee, showing for each such letter of credit the issuer thereof, nominated person (if any), account party, number maximum available amount and date.

8

IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this      day of              20    .

NEIMAN MARCUS, INC.,

By:

Name:
Title:

THE NEIMAN MARCUS GROUP, INC.,

By:

Name:
Title:

9

SCHEDULE 1 :Changes in Identity or Corporate Structure Within Past Five Years

Name/Grantor	Change	Date

SCHEDULE 3: Accounts and Inventory Acquired Outside the Ordinary Course of Business

SCHEDULE 5: UCC Financing Statements

SCHEDULE 6: UCC Filings and Filing Offices

Filing Office	Grantors Filing
[State/Jurisdiction]

Intellectual Property Filings and Filing Offices

Jurisdiction	Grantor
Unites States Patent and Trademark Office
United States Copyright Office

SCHEDULE 7: Stock Ownership and Other Equity Interests

Grantor	Interest Issued	Record and Beneficial Owner	Percentage Ownership	Certificate Numbers

Equity Investments of 10% or More of Equity Interests of Issuer

Issuer	Interest Issued	Record and Beneficial Owner	Percentage Ownership

10

SCHEDULE 8: Debt Instruments

SCHEDULE 9: Deposit Accounts; Disbursement Accounts and Securities Investment Accounts

Deposit Accounts

[GRANTOR NAME]

Bank	Address	ABA #	Bank Account	Purpose

Disbursement Accounts

[GRANTOR NAME]

Depository	Address	Routing #	Account #

Securities Investment Accounts

[GRANTOR NAME]

Securities Intermediary	Address	Fund Family	Account #

SCHEDULE 10: Government Contracts

SCHEDULE 11: Advances

SCHEDULE 12A: Patents, Pending Patent Applications, Trademarks and Pending Trademark Applications; Intellectual Property

SCHEDULE 13: Commercial Tort Claims

SCHEDULE 14: Letters of Credit

11

EXHIBIT J

Subsidiary Parties

Bergdorf Goodman, Inc.

Bergdorf Graphics, Inc.

BergdorfGoodman.com, LLC

Neiman Marcus Holdings, Inc.

NEMA Beverage Corporation

NEMA Beverage Holding Corporation

NEMA Beverage Parent Corporation

NM Financial Services, Inc.

NM Nevada Trust

NMGP, LLC

Worth Avenue Leasing Company

J-1

EXHIBIT K

Form of

LANDLORD WAIVER/COLLATERAL ACCESS AGREEMENT

This Landlord Waiver (the “Waiver”) is entered into as of July     , 2009 between                      (the “Landlord”), and BANK OF AMERICA, N.A., as administrative agent (the “Agent”) for the lenders (collectively referred to herein as the “Lenders”) from time to time party to the Loan Documents described below.

Landlord is the owner of the real property commonly known as [Insert Street Address, City, State, Zip Code] (the “Premises”).

Landlord has entered into that certain lease agreement (together with any renewals, extensions, amendments, modifications, substitutions or replacements thereof, the “Lease”), a copy of which is attached hereto as Exhibit A, with The Neiman Marcus Group, Inc., a Delaware corporation (the “Company”), with respect to the Premises.

The Company and certain of its affiliates have entered, and may from time to time enter, into a credit agreement and other documents (the “Loan Documents”) evidencing a financing arrangement with the Agent and the Lenders.  The Company has also agreed to secure its obligations and liabilities under the Loan Documents (the “Obligations”) by granting a security interest to the Agent, for the benefit of the Agent and the Lenders, among other things, in substantially all of the Company’s “inventory” (as such term is defined in Article 9 of the Uniform Commercial Code as in effect from time to time in the state in which the Premises are located), which is located at the Premises (such inventory, the “Collateral”).

In connection with the Loan Documents, the Lenders have required that the Company obtain this Waiver from the Landlord in connection with its lease of the Premises, and the Landlord hereby agrees and covenants with the Agent as follows:

1.             The Landlord acknowledges that the Lease is in full force and effect and is not aware of any existing default under the Lease, including any default or right to terminate arising from the Company’s granting the Agent of a lien on the Collateral.

2.             The Landlord acknowledges the validity of the Agent’s lien on the Collateral and agrees to subordinate any interest in the Collateral that it may have to the interest of Agent therein and agrees not to levy or distrain upon any Collateral or to claim or assert any lien, right or other claim against any Collateral for any reason until the earlier to occur of (a) satisfaction of the Obligations, and (b) commencement by the Agent of foreclosure on the Collateral.

3.             The Landlord agrees that it shall send to Agent a copy of any notice of default or termination delivered pursuant to the Lease (a “Default Notice”) simultaneously with the delivery thereof to Company.  No action by the Agent or any Lender pursuant to this Waiver shall be deemed to be an assumption by the Agent or the Lenders of any obligation under the

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Lease, and except as expressly provided in paragraphs 6, 7, 8 and 9 below, the Agent shall not have any obligation to the Landlord.

4.             The Landlord agrees that the Collateral is and shall remain personal property of the Company regardless of the manner or mode of attachment of any item of Collateral to the Premises and shall not be deemed to be fixtures.

5.             The Landlord agrees that, following possession of the Premises by Landlord, the Collateral may be inspected and evaluated by the Agent or its designee, without necessity of court order, at any time during reasonable business hours, upon one (1) business day’s notice and subject to Landlord’s reasonable security requirements, without payment of any fee.  Upon the occurrence of an event of default with respect to the payment or performance of the Obligations by the Company upon termination of the Company’s lease (each a “Disposition Event”), the Agent may take possession of the Premises for a period not to exceed one hundred eighty (180) days (the “Disposition Period”) following the occurrence of the Disposition Event and the Landlord agrees that, at the Agent’s option, the Collateral may remain upon the Premises during such time; provided that the Agent pays rent on a per diem basis for the period of time that the Agent remains on the Premises, based upon the amount of rent set forth in the Lease.  If any injunction or stay is issued (including an automatic stay due to a bankruptcy proceeding) that prohibits the Agent from removing the Collateral, commencement of the Disposition Period shall be deferred until such injunction or stay is lifted or removed.

6.             During any Disposition Period, (a) the Agent or its designee may, without necessity of court order, enter upon the Premises at any time during normal business hours to inspect or remove all or any Collateral from the Premises without interference by the Landlord, and the Agent or its designee may sell, transfer, or otherwise dispose of any Collateral free of all liens, claims, demands, rights and interests that the Landlord may have in that Collateral by law or agreement, including, without limitation, by public auction or private sale (and the Agent may advertise and conduct such auction or sale at the Premises, and shall use reasonable efforts to notify the Landlord of its intention to hold any such auction or sale), in each case, without interference by the Landlord and (b) the Agent shall make the Premises available for inspection by the Landlord and prospective tenants and shall cooperate in Landlord’s reasonable efforts to re-lease the Premises or to enter into a new service agreement with another party.

7.             Following any delivery of a Default Notice by Landlord to Agent, Landlord shall not exercise any of its remedies against Company  provided in favor of Landlord under the Lease or at law or in equity until the date which is 60 days after the date Landlord delivered the Default Notice to the Agent, (such 60 day period being referred to as the “Standstill Period”), provided, however, if such default by its nature cannot reasonably be cured by the Agent within such 60 day period, the Agent shall have such additional period of time as may be reasonably necessary to cure such default, so long as the Agent commences such curative measures within such 60 day period and thereafter proceeds diligently to complete such curative measures.  The Agent shall have the right, but not the obligation, during the Standstill Period, to cure any such default and Landlord shall accept any such cure by the Agent or the Company.  If, during the Standstill Period, the Agent or the Company or any other Person cures any such default, then Landlord shall rescind the Default Notice.

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8.             In the event of a termination, disaffirmance or rejection of the Lease by the Company for any reason, including, without limitation, pursuant to any bankruptcy or other insolvency laws, or the termination of the Lease for any reason by Landlord (in each case, notice of which shall promptly be provided by the Landlord to the Agent), the Agent shall have the right, at any time prior to the expiration of 90 days after the later of such event and the date on which the Landlord obtains possession of the Premises (the period ending on such date being the “Election Period”), and provided all monetary defaults under the Lease have been cured, to enter into a new lease agreement relating to the Premises, in the name of the Agent (or a designee to be named by the Agent at such time), for the remainder of the term of the Lease and upon all of the terms and conditions thereof, or, if the Agent shall elect not to exercise such right (such election to be made by the Agent at its sole discretion), the Agent shall have the right, until the expiration of the Election Period, to enter upon the Premises for the purpose of selling or removing the Collateral therefrom; provided that all rent and other charges that would have accrued during such period are paid to Landlord by Agent.

9.             The Agent shall, at Landlord’s option, promptly repair, at the Agent’s expense, or reimburse the Landlord for the costs of repairing any physical damage to the Premises actually caused by the conduct of any auction or sale and any removal of the Collateral by or through the Agent (ordinary wear and tear excluded).  Neither the Agent nor any Lender shall (a) be liable to the Landlord for any diminution in value caused by the absence of any removed Collateral or for any other matter except as specifically set forth herein or (b) have any duty or obligation to remove or dispose of any Collateral or other property left on the Premises by the Company.

10.           Without affecting the validity of this Waiver, any of the Obligations may be extended, amended, or otherwise modified without the consent of the Landlord and without giving notice thereof to the Landlord.  This Waiver shall inure to the benefit of the successor and assigns of the Agent and shall be binding upon the heirs, personal representatives, successors and assigns of the Landlord.  The person signing this Waiver on behalf of the Landlord represents to the Agent that he/she has the authority to do so on behalf of the Landlord.

11.           All notices hereunder shall be in writing and sent by certified mail (return receipt requested), overnight mail, or facsimile or other electronic delivery (e.g., “.pdf”) (with a copy to be sent by certified or overnight mail), to the other party at the address set forth on the signature page hereto or at such other address as such other party shall otherwise designate in accordance with this paragraph.

12.           This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Waiver by telecopier or other electronic delivery (e.g., “.pdf”) shall be effective as delivery of a manually executed counterpart of this Waiver.

13.           This Waiver is governed by the laws of [the state that governs the Lease] (the “Lease Jurisdiction”).  The Landlord agrees that any legal action or proceeding with respect to any of its obligations under this Waiver may be brought by the Agent in any state or federal court located in the Lease Jurisdiction.  By its execution and delivery of this Waiver, the Landlord

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submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts.  The Landlord waives any claim that the Lease Jurisdiction is not a convenient forum or the proper venue for any such action or proceeding.

14.           WAIVER OF SPECIAL DAMAGES.  THE LANDLORD WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE LANDLORD MAY HAVE TO CLAIM OR RECOVER FROM ANY OF THE LENDERS IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

15.           JURY WAIVER.  THE LANDLORD AND THE AGENT HEREBY VOLUNTARILY, KNOWLINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE BETWEEN THE LANDLORD AND THE AGENT IN ANY WAY RELATED TO THIS WAIVER.

16.           This Waiver shall continue in full force and affect until the indefeasible payment in full of all Obligations.

[Remainder of page intentionally left blank]

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This Waiver is executed and delivered by the Landlord as of the date first written above.

LANDLORD:

By:
Name:
Title:

Notice Address:

Attention:
Facsimile:

Accepted and agreed to on
July , 2009 by:

BANK OF AMERICA, N.A.

By:
Name:
Title:

Notice Address:
[	]
[	]
Attention: [	]
Facsimile:

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EXHIBIT A

COPY OF LEASE

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EXHIBIT L

JOINDER AGREEMENT

SUPPLEMENT NO. [•] dated as of [•] (this “Supplement”), to the Amended and Restated Pledge and Security Agreement dated as of July 15, 2009 (the “Security Agreement”), among Neiman Marcus Inc., a Delaware corporation (the “Holdings”), The Neiman Marcus Group, Inc., a Delaware corporation (the “Borrower”), each Subsidiary of the Borrower party from time to time thereto (each such subsidiary individually a “Subsidiary Party” and collectively, the “Subsidiary Parties”; the Subsidiary Parties, Holdings and the Borrower are referred to collectively herein as the “Grantors”) and Bank of America, N.A., (“Bank of America”) as administrative agent and co-collateral agent (in such capacity, the “Agent”).

A.            Reference is made to the Amended and Restated Credit Agreement dated as July 15, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Subsidiary Parties the lenders from time to time party thereto and, Bank of America, as administrative agent.

B.            Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement, as applicable, as referred to therein.

C.            The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.13 of Security Agreement and Section 5.11 of the Credit Agreement provide that additional Domestic Subsidiaries of the Borrower may become Subsidiary Parties under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Party under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Agent and the New Subsidiary hereby agree as follows:

SECTION 1.           In accordance with Section 7.13 of the Security Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party and Grantor under the Security Agreement with the same force and effect as if originally named therein as a Subsidiary Party and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Subsidiary Party and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Credit Agreement), does hereby create and grant to the Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all

L-1

of the New Subsidiary’s right, title and interest in and to the Collateral of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include and be a reference to the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

SECTION 2.           The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3.           This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.           The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Collateral of the New Subsidiary, (c) set forth on Schedule III attached hereto is a true and correct schedule of all Patents, Trademarks and Copyrights of the New Subsidiary and (d) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5.           Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6.         THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.           In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.           All communications and notices hereunder shall be in writing and given as provided in Section 8.1 of the Security Agreement.

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SECTION 9.           The New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Supplement to the Amended and Restated Pledge and Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By

Name:
Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive office:

BANK OF AMERICA, N.A., as Agent

By

Name:
Title:

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Schedule I
to the Supplement No      to the
Amended & Restated

Pledge and Security Agreement

LOCATION OF COLLATERAL

Description	Location

4

Schedule II
to the Supplement No      to the
Amended & Restated

Pledge and Security Agreement

LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT
PROPERTY

STOCKS

Holder	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS

Holder	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Holder	Issuer	Number	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)

Holder	Issuer	Description of Collateral	Percentage Ownership Interest

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[Add description of custody accounts or arrangements with securities intermediary, if applicable]

Schedule III
to the Supplement No      to the
Amended & Restated

Pledge and Security Agreement

INTELLECTUAL PROPERTY RIGHTS

PATENT REGISTRATIONS

Patent Description	Patent Number	Issue Date

PATENT APPLICATIONS

Patent Application	Application Filing Date	Application Serial Number

TRADEMARK REGISTRATIONS

Trademark	Registration Date	Registration Number

TRADEMARK APPLICATIONS

Trademark Application	Application Filing Date	Application Serial Number

COPYRIGHT REGISTRATIONS

Copyright	Registration Date	Registration Number

COPYRIGHT APPLICATIONS

Copyright Application	Application Filing Date	Application Serial Number

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